        As filed with the Securities and Exchange Commission on February 6, 2004


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file Number 811-07881


                               BRAZOS MUTUAL FUNDS
               (Exact name of registrant as specified in charter)


                          5949 SHERRY LANE, SUITE 1600
                               DALLAS, TEXAS 75225
               (Address of principal executive offices) (Zip code)


                                  WAYNE WILLEMS
                          5949 SHERRY LANE, SUITE 1600
                               DALLAS, TEXAS 75225
                     (Name and address of agent for service)

                                 1-800-426-9157
               Registrant's telephone number, including area code


Date of fiscal year end: NOVEMBER 30


Date of reporting period:  NOVEMBER 30, 2003

                                         BRAZOS MUTUAL FUNDS

                                            ANNUAL REPORT
                                          NOVEMBER 30, 2003

                                                BRAZOS
                              ------------------------------------------
                                         SMALL CAP PORTFOLIO

                                             REAL ESTATE
                                         SECURITIES PORTFOLIO

                                         MICRO CAP PORTFOLIO

                                         MULTI CAP PORTFOLIO

                                          MID CAP PORTFOLIO

                               ----------------------------------------

                                          INVESTMENT ADVISER

                   -------------------------------------------------------------

                                             JOHN McSTAY
                                          INVESTMENT COUNSEL
                                           5949 SHERRY LANE
                                              SUITE 1600
                                         DALLAS, TEXAS 75225

                                         WWW.BRAZOSFUNDS.COM

      BRAZOS MUTUAL FUNDS

BRAZOS MUTUAL FUNDS

Report From Management

                                                               December 10, 2003

Dear Fellow Shareholders, Clients and Friends:

     Despite its rather inauspicious beginnings, the last twelve months proved rewarding for equity investors, including the Shareholders of the Brazos Funds. The investment results for the market indices and for the Class Y shares of each Fund as of the fiscal year ended November 30, 2003 were as follows:

                                    6 MONTHS    12 MONTHS     5 YEARS      5 YEARS     INCEPTION    INCEPTION
                                     ENDING       ENDING       ENDING       ENDING         TO           TO
                                   11/30/2003   11/30/2003   11/30/2003   11/30/2003   11/30/2003   11/30/2003
                                   CUMULATIVE   CUMULATIVE   ANNUALIZED   CUMULATIVE   ANNUALIZED   CUMULATIVE
                                   ----------   ----------   ----------   ----------   ----------   ----------
BRAZOS MICRO CAP PORTFOLIO(1)
  Class Y Inception 12/31/97         38.46%       57.56%       19.30%       141.66%       19.77%      190.72%
Russell 2000 Index(a)                24.65%       36.29%        7.99%        46.87%        5.18%       34.79%
BRAZOS SMALL CAP PORTFOLIO(1)
  Class Y Inception 12/31/96         21.14%       29.54%        6.54%        37.27%       11.49%      112.11%
Russell 2000 Index(a)                24.65%       36.29%        7.99%        46.87%        7.50%       64.93%
BRAZOS MULTI CAP PORTFOLIO(1)
  Class Y Inception 12/31/98         20.31%       26.00%          --            --        14.93%       98.19%
S&P 500 Index(b)                     10.80%       15.09%          --            --       --1.61%      --7.66%
BRAZOS MID CAP PORTFOLIO(1)
  Class Y Inception 12/31/99         16.78%       25.23%          --            --         3.27%       13.45%
Russell Mid Cap Index(c)             18.96%       30.63%          --            --         3.96%       16.44%
BRAZOS REAL ESTATE SECURITIES
  PORTFOLIO(1)
  Class Y Inception 12/31/96         16.74%       30.84%       12.29%        78.53%        9.87%       91.79%
NAREIT Equity Index(d)               18.89%       33.48%       12.99%        84.14%        9.51%       87.41%

Past performance is not indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Investment performance reflects voluntary fee waivers and expense reimbursements in effect. In the absence of such waivers and reimbursements, total return would be reduced. The longer-term performance results presented for the Micro Cap, Small Cap, Mid Cap and Multi Cap Funds reflect periods of above average performance attributable in part to investments in certain securities during their initial public offering or other non-recurring factors. In particular, the returns for certain periods, such as 1997 and 1999 for Small Cap, 1998 and 1999 for Micro Cap, 1999 for Multi Cap and 2000 for Mid Cap, reflect substantial benefits from first-day realized or unrealized gains from participation in initial public offerings. It is unlikely that the Funds will benefit to the same extent from these types of gains in the future, especially if a Fund's assets remain at current levels or if they increase. Returns are shown net of fees. Stocks of micro cap, small cap and mid cap companies are more volatile than stocks of large cap companies. The Brazos Real Estate Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, therefore, it is more exposed to individual stock volatility than a diversified fund. The Real Estate Fund, though non-diversified in terms of including only real estate securities, is diversified across property sector types and geographic regions. Performance shown is for class Y shares, which do not have sales charges. Sales charges would diminish the performance shown. Performance of Class N, B and II shares will differ due to differences in expenses and sales charges.

BRAZOS MUTUAL FUNDS

     Stock prices declined in the early months of the period, reflecting a general malaise as investors, disheartened by the long bear market, grappled with economic and geopolitical uncertainties during the prelude to the Iraqi War. Compounding this early negative sentiment was a softening economic environment and rising oil prices, which spiked to $40 a barrel in the buildup to the Iraqi War. Oil prices dropped sharply and investor sentiment improved as the war moved swiftly to a successful conclusion, the status of the aftermath notwithstanding. Stock prices turned up in early March and the rally off the bottom, though not without its setbacks along the way, has been fueled by upside earnings surprises, a recent jump in economic activity, and bolstered by the stimulative effects of the 2003 Tax Bill.

     The upside earnings surprises and strong corporate profit growth was achieved despite slower than expected economic growth in the first half of 2003. We would attribute this disparity to the "lean and mean" status of corporate America after years of cost cutting, retrenchment and refocus on core fundamentals, which has led to impressive gains in corporate productivity. This proved to be somewhat of a mixed blessing for the macro economy, resulting in a temporary disconnect between economic growth and job creation. Recent economic news, however, has been very encouraging. Employment growth has recommenced as the economy is benefiting from the stimulative effects of the Bush Tax Cut Bill. The United States Gross Domestic Product grew at an annual rate of 8.2% in the third quarter, the strongest in many years, as an up tick in business spending accompanied continued growth in consumer spending. While we feel that pace of economic activity cannot be sustained, we are anticipating solid economic growth in the coming year.

     Lower quality, high beta, illiquid stocks led the market in its initial bounce off the March bottom, which is typically the case. However, they have led the market for an unusually long time. The best performing stocks in the Russell 2000 and Russell Midcap Indexes for the twelve months ended November 30, 2003 have been shares of non-profitable companies with the smallest market capitalizations selling below $5.00 a share.

BRAZOS MUTUAL FUNDS

                            RUSSELL QUALITY MONITOR

                        TWELVE MONTHS ENDING 11/30/2003

P/E RANGE                                           RUSSELL 2000   RUSSELL MIDCAP
---------------------------------------------------------------------------------
Non-Earners                                            45.21           45.67
---------------------------------------------------------------------------------
PE Quintile 1.....................................     33.44           32.18
PE Quintile 2.....................................     33.31           20.66
PE Quintile 3.....................................     28.43           26.14
PE Quintile 4.....................................     30.13           27.90
PE Quintile 5.....................................     41.75           33.65

------------------
PE = Current Price of Stock/Sum of Next Quarter's Earnings.

MARKET-CAP RANGE                                    RUSSELL 2000   RUSSELL MIDCAP
---------------------------------------------------------------------------------
MC Quintile 1                                          50.90           51.71
---------------------------------------------------------------------------------
MC Quintile 2.....................................     50.81           29.69
MC Quintile 3.....................................     42.21           32.14
MC Quintile 4.....................................     33.74           27.38
MC Quintile 5.....................................     30.34           28.16

------------------
Quintile 1 represents companies with the smallest market capitalizations, which performed the best over the time period.

SHARE PRICE RANGE                                   RUSSELL 2000   RUSSELL MIDCAP
---------------------------------------------------------------------------------
$ 0 -- $ 5                                             77.80           82.14
---------------------------------------------------------------------------------
$ 5 -- $10                                             44.77           36.76
$10 -- $20                                             35.48           38.59
> $20                                                  27.30           26.26

------------------
The highest priced stocks performed the poorest, while the lowest prices stocks performed the best over the time period.

Source: FactSet Research Systems.

     Our Brazos Mutual Funds' portfolios, with the understandable exception of the Brazos Real Estate Securities Fund, have benefited from the passage of the Medicare Bill which was signed into law in December after a long and hard-fought battle in Congress. The bill includes a prescription

BRAZOS MUTUAL FUNDS
drug benefit and also encourages the use of generic pharmaceuticals. Both of these features should benefit the Funds' investments in generic pharmaceutical companies and also pharmaceutical benefit managers (PBMs) that administer the prescription drug portion of health insurance plans on the behalf of plan sponsors. As we have previously reported to you, the Brazos Micro Cap Fund, Brazos Small Cap Fund, Brazos Multi Cap Fund and Brazos Mid Cap Fund are well represented in these names and they have been a source of portfolio strength during the past year. A report on each of the five Brazos Mutual Funds follows.
                           -------------------------
   THE BRAZOS MICRO CAP FUND FOCUSES ON COMPANIES WITH MARKET CAPITALIZATIONS OF $600 MILLION OR LOWER, OR A CAPITALIZATION OF DOMESTIC COMPANIES REPRESENTED
                                     IN THE
          LOWER 50% OF THE RUSSELL 2000 INDEX AT THE TIME OF PURCHASE.

     The rationale behind investing in stocks in this market capitalization arena is that younger, less seasoned companies tend to have greater performance return potential than larger capitalization stocks. We feel that potential was certainly realized in fiscal year 2003, with the Brazos Micro Cap Fund providing a 57.56% total return for the year.

     The TECHNOLOGY SERVICES & SOFTWARE, ELECTRONIC TECHNOLOGY and ELECTRONIC COMPONENTS, along with the TRANSPORTATION and various healthcare sectors were areas of particular portfolio strength, while holdings in the ENERGY SECTOR proved to be market laggards.

     The technology sectors turned around following the collapse of the bubble in late 1999 and early 2000. A lot of the excess capacity that was built up has been worked through and now technology companies are starting to build inventory to meet the demands of a strong consumer. Throughout the supply chain, it is evident that business is improving. Lead times are increasing for all participants, capacity utilization is rising, and prices are stabilizing, if not increasing. As we made our way through the third quarter and into our fiscal year end, the two main drivers were the pick up in demand for consumer electronics, such as cell phones and MP3 players, and a positive trend in demand for communications equipment. We believe that there is strong evidence that a broad based recovery is underway.

     Portfolio companies that provided technology exposure and helped the Fund over the year are NAM TAI ELECTRONICS, INC. (NTE) and LEXAR MEDIA, INC. (LEXR). Nam Tai is an electronics manufacturing and design services provider to original equipment manufacturers (OEMs) of telecommunications and consumer electronic products. It manufactures electronic components and subassemblies as well as finished products. It also assists its OEM customers in the design and development of their products and furnishes full turnkey manufacturing services. Our position in Nam Tai was sold out of the Fund as it grew close to our market capitalization threshold. Lexar Media designs, develops and markets high-performance digital film and connectivity products for the digital photography market and for other markets utilizing portable digital storage media. Despite this stock being a strong performer, it also expanded outside of our capitalization range and was sold.
 4

BRAZOS MUTUAL FUNDS

     Strength in the Technology Services & Software Sector was driven by strong performance in the internet software/services and information technology services industries. These industries have experienced strong demand from companies attempting to maximize the productivity of smaller workforces, while closely monitoring costs in order to survive in a tough operating environment. Stock names that have helped Fund performance include MANTECH INTERNATIONAL CORP. (MANT), SI INTERNATIONAL, INC. (SINT) and CONCORD COMMUNICATIONS, INC.
(CCRD). ManTech delivers an array of IT and technical services solutions to U.S. federal government customers. The company focuses on critical national defense programs for the intelligence community and the Department of Defense. SI International is a provider of information technology and network solutions primarily to the federal government. Services provided range from design and development to implementation and operations. Concord Communications provides a single-vendor solution, allowing clients to manage their entire Internet infrastructure in real time with historical context, including applications, systems, and networks.

     J2 GLOBAL COMMUNICATIONS, INC. (JCOM), a company in the TELECOMMUNICATIONS SECTOR, also added to performance this year. This company provides outsourced, value-added messaging and communications services to individuals and businesses worldwide. Service offerings include faxing and voicemail solutions, document management solutions, web-initiated conference calling and unified messaging services. We sold this stock after the company announced that its earning expectations for the fourth quarter and year 2003 would not be met.

     Within the Transportation Sector, the truckers industry has contributed to the Fund's positive performance. Stock prices in this group have benefited from strength in consumer retail spending and from industry consolidation activity. The trucking industry is in the beginning stages of a recovery, as demand for industry trailer shipments is increasing. The driving factor is optimism for positive growth in the domestic economy. This could be the catalyst for pent up trailer demand and increased use of drop-and-hook trailer fleets. Additional industry participation is provided by KNIGHT TRANSPORTATION, INC. (KNGT), a short-to-medium haul, dry-van truckload carrier based in Phoenix, Arizona. We exited this stock when it began trading at too high a valuation. While actually slated in the TRADITIONAL HEAVY INDUSTRY SECTOR, WABASH NATIONAL CORP. (WNC), as a manufacturer of standard and customized truck trailers and intermodal equipment under the Wabash, Fruehauf and RoadRailer trademarks, fits into this trucking genre.

     Within the HEALTHCARE PRODUCTS AND HEALTHCARE TECHNOLOGY SECTORS, the medical supplies industry has performed well. Many of our names in this area produce medical supplies and surgery apparatus, and we feel that we did an especially good job of stock picking in this area. Examples of holdings in the medical area include ADVANCED NEUROMODULATION SYSTEMS, INC. (ANSI) and MERIT MEDICAL SYSTEMS, INC. (MMSI). ANSI designs, develops, manufactures and markets advanced implantable neuromodulation devices that improve the quality of life for people suffering from chronic pain. Merit Medical produces single-use medical products used in the diagnosis and treatment of cardiovascular disease. Merit is focused on expanding the application of products with its sensor-based technologies, plastics molding, catheter, guide wire and electronic capabilities, and

BRAZOS MUTUAL FUNDS
developing products for diagnostic and interventional procedures in additional markets such as neuroradiology, nephrology, pain management and critical care.

     HEALTHCARE SERVICES is benefiting from the rising demand for health care as our population ages. Two well-performing names in the Fund are ODYSSEY HEALTHCARE INC. (ODSY) and VISTACARE, INC. (VSTA). Odyssey provides hospice care to the terminally ill. Its focus is on palliative care directed at managing pain and other discomforting symptoms, and on addressing the psychosocial and spiritual needs of patients and their families. When Odyssey expanded outside of our market capitalization range for the Micro Cap Fund, we sold the stock. VistaCare provides hospice services in the U.S. through interdisciplinary teams of physicians, nurses, home healthcare aides, social workers, spiritual and other counselors and volunteers. It provides care primarily designed to reduce pain and enhance the quality of life of terminally ill patients.

     The ENERGY SECTOR was an area of underperformance for the Fund. We stood by our energy thesis during the year, and were able to add positive absolute performance in most of the names. September is the last shoulder month where reserve levels of natural gas were added to, which coincided with the later stages of our thesis. Although we have not seen the idea play out as dramatically as hoped due to such a strong rally, we were able to benefit from the higher than normal oil and natural gas prices. As we moved through the fourth quarter and into the new year, we began using these sectors as a source of funds for new ideas.

     One of the worst performers for the year was OVERLAND STORAGE, INC. (OVRL), formerly Overland Data, Inc., which designs, develops, manufactures, markets and supports magnetic tape data automation solutions used by businesses for backup, archival and data interchange functions in high-availability network computing environments. After testing and holding some critical support levels during the quarter, the stock broke down after management's guidance for the company's fiscal first quarter disappointed the street. Although management referred to future growth opportunities, its revenue guidance did not seem to include these opportunities. As a result we sold the stock. Another laggard was IMPAC MEDICAL SYSTEMS, INC. (IMPC). This company provides information technology (IT) systems for cancer care. The company's systems provide electronic medical record, imaging, decision support, scheduling and billing applications in an integrated platform to manage the information-related complexities of cancer care, from detection and diagnosis through treatment and follow-up. As a secondary beneficiary of the move to more precise radiation treatment of cancer, IMPAC suffered when CMS suggested significant reimbursement cuts in a variety of outpatient procedures. After the stock broke down, we held the stock while Varian attempted to buy the company. Once the deal fell through due to regulatory issues, we sold the stock.

     The Micro Cap Portfolio invests in smaller companies, which may involve additional risks such as limited liquidity and greater volatility.
                           -------------------------

BRAZOS MUTUAL FUNDS

   THE BRAZOS SMALL CAP FUND FOCUSES ON COMPANIES WITH MARKET CAPITALIZATIONS BETWEEN $500 MILLION AND $2.5 BILLION, OR A CAPITALIZATION OF DOMESTIC COMPANIES
    REPRESENTED IN THE RUSSELL 2000 INDEX AT THE TIME OF INITIAL INVESTMENT.

     The technology and healthcare sectors have been areas of particular strength for the Brazos Small Cap Fund over the past year. The various technology sectors turned around following the collapse of the bubble in late 1999 and early 2000. Since then, a lot of the excess capacity that was built up has been worked through and now, as discussed earlier, these companies are starting to build inventory to meet the demands of a strong consumer. Throughout the supply chain, it is evident that business is improving. All the trends previously mentioned regarding the technology industries are strong evidence of a broad based recovery.

     Brazos Small Cap Fund's participation in the TECHNOLOGY SERVICES & SOFTWARE SECTOR included ownership of SANDISK CORP. (SNDK), NAM TAI ELECTRONICS, INC.
(NTE), and BENCHMARK ELECTRONICS, INC., (BHE), all of which contributed nicely to the growth in the Brazos Small Cap Fund's growth in net asset value over the year. SanDisk designs, manufactures and markets flash memory storage products that are used in a wide variety of electronic systems and devices, including digital cameras, personal digital assistants (PDAs), portable digital music players, digital video recorders and mobile telephones. The product line also includes industrial and communications applications, such as communications routers and switches and wireless communications base stations. SanDisk was sold as it approached price targets and market cap thresholds. As discussed earlier in the Micro Cap Fund section of this letter, Nam Tai manufactures and designs, and provides original equipment manufacturers (OEMs) of telecommunication and consumer electronic products. Benchmark Electronics manufactures electronics and provides comprehensive and integrated electronic design and manufacturing services from initial product design to volume production and direct order fulfillment, to OEMs of computers, medical devices, audio and video entertainment products and industrial control equipment. Specialized engineering services are also provided, including product design, printed circuit board layout, prototyping and test development.

     During the 12-month period, the healthcare industry was driven by strength in biotechnology, generic pharmaceuticals and healthcare services. The market has been rewarding many of the higher beta names which are common in biotechnology, including CELGENE CORP. (CELG). The company is engaged in the discovery, development, and commercialization of novel therapies designed to treat cancer and immunological diseases through regulation of cellular, genomic and proteomic targets. While this stock was a positive performer for the Fund, it expanded outside of our market capitalization range and was sold.

     Generic pharmaceutical companies, in the HEALTHCARE PRODUCTS SECTOR, such as AMERICAN PHARMACEUTICAL PARTNERS, INC. (APPX) and PHARMACEUTICAL RESOURCES, INC. (PRX) also have performed well, as investors responded to prospects realized at the period's end, for passage of the Bush Medicare Bill with a prescription drug benefit that encourages generics. American Pharmaceutical Partners is a specialty pharmaceutical company that develops manufactures and markets over 130 injectable pharmaceutical products. Pharmaceutical Resources develops, manufactures and dis-

BRAZOS MUTUAL FUNDS
tributes a broad line of generic drugs in the United States, operating primarily through its wholly owned subsidiary, Par Pharmaceutical, Inc. The company's product line consists of prescription and over-the-counter products marketed principally in solid oral dosage form, like tablets, caplets and two-piece, hard-shell capsules.

     The HEALTHCARE SERVICES SECTOR has also experienced strength over the last six months as demand for short and long term care increases. Health care service providers, such as UNITED SURGICAL PARTNERS INTERNATIONAL, INC. (USPI) and BEVERLY ENTERPRISES, INC. (BEV), are benefiting from the rising demand for health care as our population ages. United Surgical Partners operates short-stay surgery centers and private surgical hospitals in the United States, Spain and the United Kingdom. Beverly operates nursing facilities, assisted living centers, hospice and home care centers, outpatient clinics and rehabilitation therapy services.

     With the broad market continuing to advance, some of the more diversified, cyclical sectors could not keep pace with the higher beta groups. The ENERGY and INDUSTRIAL SERVICES SECTORS are examples of groups where we have found good companies to invest in, but overall lacked the beta to keep pace with the market. For reasons previously stated, we began using these sectors as a source of funds for new ideas

     The MEDIA SECTOR was another source of underperformance for the Fund, with radio and television broadcasting revenues having lagged the strengthening economy. In our opinion, the summer Olympics and the Presidential elections should act as near term catalysts that will start the upturn in business for the sector. Holdings include ENTERCOM COMMUNICATIONS CORP. (ETM), LIN TV CORP. (TVL) and RADIO ONE, INC. (ROIA), Entercom is considered one of the five largest radio broadcasting companies owning radio broadcast stations in 19 markets in the United States and Puerto Rico. LIN TV is a pure-play television company covering the United States and Puerto Rico. The company's stations cover approximately 6.7% of United States television households and all of the 1.2 million television households in Puerto Rico. The company combines network-affiliated programming with local news and a multi-channel strategy. Radio One, Inc. is the largest radio broadcasting company in the United States primarily targeting African-Americans. As of April 2003, the company owned and/or operated 66 radio stations in 22 urban markets in the United States. Radio One is the nation's seventh largest radio broadcaster and the largest company that primarily targets African-American and urban listeners. It operates 66 radio stations in 22 urban markets. It also programs five channels on the XM Satellite Radio Inc. system and owns approximately 40% of TV One, LLC, an African-American targeted cable channel, which is a joint venture with Comcast Corporation.

     A negative performer for the Fund was INTERDIGITAL COMMUNICATIONS CORP.
(IDCC), which specializes in the design and development of technology content and product platforms and system solutions for advanced digital wireless communications applications. The company's technology development programs are focused on creating intellectual property and both hardware and software products for the wideband code division multiple access (WCDMA) air-interface protocols of the third-generation standards. In late July, Nokia requested binding arbitration for a ruling
 8

BRAZOS MUTUAL FUNDS
regarding the patent license agreements InterDigital had signed with Ericsson and Sony Ericsson. Due to the timing delay of the arbitration, we sold the stock. Another company that hurt the Fund was AFFYMETRIX, INC. (AFFX). The company develops and commercializes systems that help scientists improve the quality of life by applying the principles of semiconductor technology to the life sciences. Affymetrix preannounced in April that first quarter results would be lower than expectations as chip sales were experiencing pricing pressure and lower than expected volume. This prompted us to sell the Fund's position.

     The Small Cap Fund invests in smaller companies, which may involve additional risks such as limited liquidity and greater volatility.
                           -------------------------

THE BRAZOS MID CAP FUND FOCUSES ON COMPANIES WITH MARKET CAPITALIZATIONS BETWEEN
 $2.5 BILLION AND $12 BILLION, OR A CAPITALIZATION OF COMPANIES REPRESENTED IN
                                      THE
             RUSSELL MID CAP INDEX AT THE INITIAL TIME OF PURCHASE.

     Strength in the Brazos Mid Cap Fund's healthcare industry sectors was driven by strength in biotechnology, generic pharmaceuticals and prescription benefit management. The market has been rewarding many of the higher beta names which are common in biotechnology, including CELGENE CORP. (CELG) and INVITROGEN CORPORATION (IVGN). Please see the discussion of Celgene in the Small Cap Fund section of this letter. This stock was sold out of the Mid Cap Fund when it expanded beyond our capitalization range. Invitrogen supplies sera, cell and tissue culture media and reagents used in life sciences research, as well as producing pharmaceuticals and other materials.

     Generic pharmaceutical companies within the HEALTHCARE PRODUCTS SECTOR have performed well. This is attributable to investors response to prospects of for passage of the Bush Medicare Bill with a prescription drug benefit that encourages generics. MYLAN LABORATORIES INC. (MYL) is engaged in developing, licensing, manufacturing, marketing and distributing generic and brand pharmaceutical products. BARR LABORATORIES (BRL) is a specialty pharmaceutical company that develops, manufactures and markets generic and proprietary pharmaceutical products. It manufactures and distributes more than 100 different dosage forms and strengths of pharmaceutical products in core therapeutic categories, including oncology, female cardiovascular, anti-infective and psychotherapeutics.

     Fund performance was also helped by prescription benefit managers (PBMs). As generic pharmaceuticals continue to experience a favorable political backdrop, the PBMs that manage and run these plans are becoming increasingly more important. ADVANCE PCS (ADVP) is an independent provider of prescription benefit management, handling 540 million claims representing $28 billion of prescription drug spending annually, for more than 75 million heath plan members. Upon announcement that Advance PCS was being acquired by Caremark Rx, Inc., we sold the stock. CAREMARK RX, INC. (CMX) is a leading prescription services company with net revenue of approximately $6.8 billion for 2002. The company's customers are primarily sponsors of health benefit

BRAZOS MUTUAL FUNDS
plans. As mentioned earlier, Caremark recently announced its plan to acquire Advance PCS. We believe the deal will ultimately benefit Caremark, but then lowered our position size, pending greater clarity as to the closing of the deal.

     Over the past six months we have been able to add value to the Fund in the financial sector with selective stock picking in the securities brokerage & services industry. During the three year market downturn that ended in March of 2003, on-line brokerage providers suffered from the rapid and persistent decline in retail investor activity. The unfavorable environment led to industry consolidation and forced companies to streamline their operating platforms and restructure their balance sheets. As a result of these initiatives, remaining on-line brokerage providers have emerged from the market bottom with a high degree of operating leverage and continue to benefit from improved investor sentiment. Within the FINANCIAL INSTITUTIONS SECTOR, the following two stocks benefitted the Fund: AMERITRADE HOLDING CORP. (AMTD) and E*TRADE GROUP, INC.
(ET). Ameritrade provides securities brokerage services and technology-based financial services to retail investors and business partners, predominantly through the Internet. This stock was sold out of the portfolio when a large secondary offering created an overhang on the stock causing it to trade at overly high multiples. E*TRADE Group, a financial services company, offers a range of financial products and services under its E*TRADE Financial brand. The company provides products and services to retail, corporate and institutional customers.

     Underperforming sectors for the Fund this fiscal year have included the BUSINESS SERVICES, MEDIA and ENERGY SECTORS. Business services have experienced slower than normal growth due to reduced spending by Corporate America. Companies have been forced to tightly monitor their expenses to compensate for slow top line growth. Companies that were not successful in implementing effective cost-cutting measures found themselves closing their doors during this difficult economic period. Although the economy has shown signs of strength, any pick up in demand for corporate services will usually lag product demand. The lack in corporate spending for business services has negatively impacted some of our portfolio companies, including IRON MOUNTAIN INC. (IRM) and CHOICEPOINT INC.
(CPS). Iron Mountain is an international, full-service provider of records and information management and related services, enabling customers to outsource these functions. The stock lagged during the second quarter as the company hit some analysts' valuation targets after a strong rise in the first quarter and we sold the stock. ChoicePoint Inc. is a provider of identification and credential verification services to business, government, non-profit organizations and individuals. CPS is a leading provider of risk management and fraud prevention information.

     The Media Sector was a source of underperformance for the Fund, with radio and television broadcasting revenues having lagged the strengthening economy for all of the reasons discussed above in the Small Cap Fund section. Fund holdings include ENTERCOM COMMUNICATIONS CORP. (ETM), WESTWOOD ONE, INC. (WON) and UNIVISION COMMUNICATIONS, INC. (UVN). Please refer to the Entercom discussion above for details of this company's business. Westwood One supplies radio and television stations with information services and programming. The company provides local traffic and information broadcast reports in over 80 markets in the United States. The company also
 10

BRAZOS MUTUAL FUNDS
offers seven 24-hour continuous-play music formats and weekday and weekend news and entertainment features and programs. The stock traded down during the first quarter as advertisers reduced their spending due to the war. We reduced exposure to the name leading up to the war, then later exited the stock entirely. Univision Communications and its subsidiaries functions as a leading Spanish-language media company in the United States. It operates in three business segments; Television, Music and Internet.

     Again, the ENERGY SECTOR was an area of underperformance for the Fund. Please refer to the Micro Cap Fund section above for additional details of the industry. Names in this area have included NATIONAL-OILWELL, INC. (NOI), BJ SERVICES CO. (BJS) and NOBLE ENERGY, INC. (NBL). National-Oilwell designs, manufactures and sells comprehensive systems, components and products used in oil and gas drilling and production. It also distributes products and provides supply chain integration services to the upstream oil & gas industry. BJ Services provides pressure pumping and other oilfield services and serves the petroleum industry worldwide. The company's pressure pumping services consist of cementing and stimulation services used in the completion of new oil and natural gas wells and in remedial work on existing wells, both onshore and offshore. Noble Energy engages, directly or through its subsidiaries, in the exploration, production and marketing of crude oil and natural gas. The company is noted for its methods of marketing its international gas reserves through projects such as its methanol plant in Equatorial Guinea and its gas-to-power project in Ecuador. As we moved through the fourth quarter, we began using this sector as a source of funds for new ideas.

     Two other names that hurt the Fund's performance this fiscal year were MOHAWK INDUSTRIES (MHK) and CHECKFREE CORP. (CKFR). Mohawk is a major manufacturer of floor coverings including carpet, rugs, ceramic tile, and natural stone for residential and commercial applications. Demand was subpar in the early months of 2003 and the company had to reduce its expectations as oil prices rose sharply (impacting raw material prices). CheckFree, an electronic payment processing company, provides financial electronic commerce products and services. The stock was down in the third quarter after several analysts downgraded it on fears that in 2004, and beyond, growth might not be as strong due to banks taking their internet banking functions in house.

     Investing in mid capitalization stocks may be more volatile than investing in large company stocks.
                           -------------------------

THE BRAZOS MULTI CAP FUND, BY DEFINITION, INVESTS PRIMARILY IN GROWTH COMPANIES
     IN A VARIETY OF MARKET CAPITALIZATION RANGES (MICRO CAP TO LARGE CAP).

     Effective as of January 26, 2004, the name of the Brazos Multi Cap Fund was changed to the Brazos Growth Fund. The name change has no effect on the operations of the Portfolio.

     The technology, healthcare and education industries have been areas of particular strength for the Brazos Growth Fund over the past year. The technology industries turned around following the collapse of the bubble in late 1999 and early 2000. Since then, a lot of the excess capacity that was

BRAZOS MUTUAL FUNDS
built up has been worked through and now technology companies are starting to build inventory to meet the demands of a strong consumer. Throughout the supply chain, it is evident that business is improving. Lead times are increasing for all participants, capacity utilization is rising, and prices are stabilizing if not increasing as strong demand has resulted in shortages in key components used in electronic devices. As we made our way through the third quarter and into our fiscal year end, the two main drivers were the pick up in demand for consumer electronics such as cell phones and MP3 players, and positive trend in demand for communications equipment. These are signs that the excess capacity and inventory of the bubble are being worked through. We feel that this will lead to tighter capacity, which in turn lends itself to stockpiling. These trends are strong evidence of a broad based recovery.

     Brazos Growth Fund participation in the TECHNOLOGY SERVICES AND SOFTWARE SECTOR included ownership of NAM TAI ELECTRONICS, INC. (NTE). For a complete description of Nam Tai Electronics, Inc. business, please read the Micro Cap Fund section of this letter. In the ELECTRONIC COMPONENTS SECTOR, OMNIVISION TECHNOLOGIES (OVTI) and SILICON LABORATORIES (SLAB) both helped the Fund. OmniVision designs, develops and markets high performance, highly integrated and cost efficient semiconductor image sensor devices called CameraChips. These solutions are used to capture an image in a wide variety of consumer and computer products. Silicon Laboratories designs and develops proprietary, analog-intensive, mixed-signal integrated circuits for the communications industry.

     Strength in the HEALTHCARE TECHNOLOGY SECTOR was driven by strength in biotechnology and generic pharmaceuticals. The market has been rewarding many of the higher beta names which are common in biotechnology, including CELGENE CORP.
(CELG) (see Small Cap Fund discussion above).

     In the HEALTHCARE PRODUCTS SECTOR, generic pharmaceutical companies, such as MYLAN LABORATORIES INC. (MYL) and BARR LABORATORIES (BRL) also have performed well for the Fund for all of the reasons previously mentioned in this letter. Please read the Mid Cap Fund section above for a description of Mylan's and Barr's businesses.

     Prescription benefit managers (PBMs) also helped the Fund's performance this year. PBMs administer the prescription drug portion of health insurance plans on behalf of plan sponsors. As generic pharmaceuticals continue to experience a favorable political backdrop, the PBMs that manage and run these plans are becoming increasingly more important. ADVANCE PCS (ADVP) was a solid performer for the Fund, but was sold for the reasons stated in the Mid Cap Fund section of this letter.

     CONSUMER SERVICES, specifically education services were another area of strength. The industry is benefiting from increased demand due to the growing number of high school graduates from the "echo boom" generation, significant tuition increases at typical not-for-profit four-year institutions, and a more difficult economic environment encouraging job seekers to advance in their skill sets. We believe this secular and cyclical demand has created a strong environment for these for-profit post-
 12

BRAZOS MUTUAL FUNDS
secondary companies. Fund participation in this area included investments in CAREER EDUCATION CORP. (CECO), APOLLO GROUP, INC. (APOL), and CORINTHIAN COLLEGES, INC. (COCO). Career Education provides private, for-profit post-secondary education and maintains 51 campuses throughout the United States, Canada, France, the United Kingdom and the United Arab Emirates. Apollo Group has been providing higher education to working adults for over 25 years. Its operating subsidiaries are The University of Phoenix, Inc., Institute for Professional Development, and The College for Financial Planning Institution. Corinthian Colleges is a post-secondary education company with more than 43,200 students enrolled.

     Again, the ENERGY SECTOR was an area of underperformance in the Fund for all of the reasons previously discussed in this letter. We began using this sector as a source of funds for new ideas during the fourth quarter. One of the worst performers for the Brazos Growth Fund for the year was WESTWOOD ONE, INC.
(WON). Please see the company description in the above Mid Cap Fund discussion. Another stock that hurt the Fund was CHARLES RIVER LABORATORIES, INC. (CRL) which provides research tools and integrated support services that enable drug discovery and development. The company provides the animal research models required in research and development for new drugs, devices, and therapies. The stock was sold early in the fiscal year due to execution issues within biotechnology testing. At the end of March, 2003, the stock price was trading well below where we sold it.

     Investing in smaller cap company stocks may be more volatile than investing in large company stocks.
                           -------------------------

THE BRAZOS REAL ESTATE SECURITIES FUND SEEKS TO PROVIDE A BALANCE OF INCOME AND
    APPRECIATION, CONSISTENT WITH REASONABLE RISK TO PRINCIPAL, BY INVESTING
                              PRIMARILY IN EQUITY
    SECURITIES OF COMPANIES WHICH ARE PRINCIPALLY ENGAGED IN THE REAL ESTATE
                                   INDUSTRY.

     The Trustees of the Brazos Mutual Funds have voted to change the investment strategy of the Brazos Real Estate Fund to be indexed to the Morgan Stanley REIT Index and to hire AIG Global Investment, Corp. ("AIG") as the Fund's sub-advisor. In this connection, the Board approved new advisory agreements between JMIC and the Portfolio, and between JMIC and AIG, to advise the Portfolio on an interim basis. Shareholders will be asked to approve the permanent advisory agreements during a March 2004 shareholders meeting. We encourage you to contact us with any questions you may have regarding this change.

     Over the past year, we believe that Real Estate Investment Trusts (REITs) have again distinguished themselves as one of the best performing asset classes. This is quite an accomplishment given the challenging economic environment they have navigated over the last several months, combined with the avalanche of bad press about both the real estate markets and REITs. Stories about everything from office vacancies to retailer concerns and even how REITs would not benefit from the new tax bill's treatment of dividends failed to deter REIT investors, and the stocks continued to demonstrate positive performance. In our opinion, as always, the unique combination

BRAZOS MUTUAL FUNDS
of high current income, stable and predictable earnings, reasonable valuations and attractive diversification benefits certainly played a role in the strong performance.

     As it relates to the portfolio, positive performance from positions in the HOTEL and APARTMENT property types had positive impact on performance. With the shortest lease durations of all the REIT asset classes, these two sectors are highly leveraged to a recovery and showed strength as the economy demonstrated signs of a rebound. Stocks such as HOSPITALITY PROPERTY TRUST (HPT) and EQUITY RESIDENTIAL (EQR) contributed to positive performance in this environment.

     Additionally, strong performance from REITs operating in the INDUSTRIAl and SHOPPING CENTER sectors had a positive impact on the Fund. INDUSTRIAL properties have seen controlled growth in new supply and SHOPPING CENTERS are generally less exposed to economic weakness due to more stable demand factors.

     On the other hand, a significant negative impact was caused by positions in the OFFICE sector. While new supply has remained in check, continued corporate layoffs and the relatively flat growth in jobs have resulted in substantially lower demand for office space. Stocks such as EQUITY OFFICE PROPERTIES TRUST
(EOP) and CARRAMERICA REALTY CORPORATION (CRE), while posting positive absolute performance, contributed to negative relative performance in these sectors. A diversified real estate company, DEVELOPERS DIVERSIFIED (DDR) was a top performer for the year.

     Finally, as REITs continued what we feel is their strong performance (a 40%+ annualized run rate over the last two quarters), it should come as no surprise that cash "drag" negatively impacted the portfolio.

     Two of the names that hurt the Brazos Real Estate Securities Fund the most this year were ROUSE COMPANY (RSE), a Regional Mall stock, and VORNADO REALTY TRUST (VNO), a diversified real estate company.

     As we reflect on the almost ten years we have been managing REIT portfolios (five years managing the Brazos Real Estate Securities Fund), we can confidently say that we believe in the benefits of owning REITs as part of a well diversified portfolio and think they will continue to provide meaningful growth. However, as JMIC looks to the future, we have concluded after much thought and analysis that actively managing a REIT fund will not be part of our company's principal focus. Reaching this conclusion, the Brazos Mutual Fund's Board of Trustees concluded that an Index alternative will best serve the current shareholders. We will continue to manage the Fund with the same prudence and integrity as in the past until a final transition can be made to the new sub-advisor. Thank you for your loyalty and trust over the years.

     FUNDS THAT CONCENTRATE THEIR INVESTMENTS IN A SPECIFIC SECTOR, SUCH AS REAL ESTATE, MAY EXPERIENCE MORE VOLATILITY AND BE EXPOSED TO GREATER RISK THAN MORE DIVERSIFIED MUTUAL FUNDS.
                           -------------------------

     In summary, while managing investment portfolios entails a continuing series of challenges, such as headlines on unemployment levels, deflation, and growth fears, we are encouraged by the
 14

BRAZOS MUTUAL FUNDS
broad flow of growth stocks into the Funds' portfolios in the past months. Our intense, fundamental research is uncovering increasingly more companies which are posting positive revenue and strong earnings gains, thus benefitting from several years of cost cutting, retrenchment and refocus on their core fundamentals. We believe that the extent of these strong fundamentals and attractive valuation portends good performance in the year ahead. We anticipate that 2004 will be a year of economic optimism that will be reflected in strong returns for our Shareholders.

     AS ALWAYS, WE THANK YOU FOR YOUR CONTINUED SUPPORT IN BRAZOS MUTUAL FUNDS AND JOHN MCSTAY INVESTMENT COUNSEL. WE ENTHUSIASTICALLY LOOK FORWARD TO A NEW YEAR OF STRONG ECONOMIC GROWTH AND ROBUST RETURNS FOR OUR SHAREHOLDERS.

                                                   Sincerely,

                                                   /s/ Wayne G. Williams

                                                   John McStay Investment
                                                   Counsel

    Opinions expressed are those of John McStay Investment Counsel and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

    Past performance is not indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Investment performance reflects voluntary fee waivers and expense reimbursements in effect.

    Please refer to the report for additional information, including portfolio holdings. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

(a) The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. Companies in the Russell 3000 Index, as ranked by market capitalization.

(b) The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

(c) The Russell MidCap Index consists of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

(d) The National Association of Real Estate Investment Trusts (NAREIT) Total Return Equity REIT Index is a total return performance index of all equity REITs tracked by NAREIT.

    You cannot invest directly in an index.

    Must be preceded or accompanied by a prospectus.

    Distributed by Quasar Distributors, LLC.  1/04.

BRAZOS MUTUAL FUNDS

--------------------------------------------------------------------------------

                           BRAZOS SMALL CAP PORTFOLIO

                                  [LINE GRAPH]

                                                 BRAZOS SMALL CAP PORTFOLIO (Y)   RUSSELL 2000 INDEX
                                                 ------------------------------   ------------------
12/31/96                                                   $1,000,000                 $1,000,000
5/31/97                                                    $1,196,000                 $1,050,405
11/30/97                                                   $1,470,830                 $1,187,831
5/31/98                                                    $1,724,262                 $1,257,620
11/30/98                                                   $1,545,247                 $1,094,652
5/31/99                                                    $1,784,667                 $1,206,915
11/30/99                                                   $2,036,167                 $1,248,679
5/31/00                                                    $2,309,392                 $1,309,546
11/30/00                                                   $2,311,877                 $1,224,889
5/31/01                                                    $2,377,811                 $1,363,683
11/30/01                                                   $2,170,508                 $1,265,563
5/31/02                                                    $2,077,962                 $1,338,705
11/30/02                                                   $1,637,444                 $1,116,175
5/31/03                                                    $1,750,967                 $1,323,155
11/30/03                                                   $2,121,150                 $1,649,302

 -------------------------------------------------------------------------------

                          SEC Avg. Annual Total Return
                                (as of 11/30/03)

                                                                          Since        Since        Since        Since
                                                                        Inception    Inception    Inception    Inception
                                                    1 Year    5 Year        Y            N            B           II
Small Cap Portfolio Class Y                         29.54%    6.54%      11.49%          n/a          n/a          n/a
Russell 2000 Index                                  36.29%    7.99%       7.50%        6.90%        6.90%        6.90%

Small Cap Portfolio Class N                         29.03%      n/a         n/a        2.67%          n/a          n/a
Small Cap Portfolio Class B                         24.39%      n/a         n/a          n/a        1.63%          n/a
Small Cap Portfolio Class II                        27.26%      n/a         n/a          n/a          n/a        2.02%

 -------------------------------------------------------------------------------

  This chart assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1996 (commencement of operations for Class Y shares). Class N, B & II shares commenced operations on September 8, 1999. The minimum required initial investment for Class N shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts. There is no minimum amount required for the reinvestment of dividends of Class B and II shares for applicable shareholders. Performance of Class N, B and II shares will differ due to differences in expenses and sales charges. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable. Past performance is not indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by John McStay Investment Counsel have caused the Portfolio's returns to be higher than they otherwise would have been. Investing in small company stocks may be more volatile than investing in large company stocks. The longer term performance results presented for the Brazos Small Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, the returns for 1997 and 1999 for Brazos Small Cap reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.

--------------------------------------------------------------------------------
 16

BRAZOS MUTUAL FUNDS

--------------------------------------------------------------------------------

                    BRAZOS REAL ESTATE SECURITIES PORTFOLIO

                                  [LINE GRAPH]

                                       BRAZOS REAL ESTATE SECURITIES PORTFOLIO (Y)   NAREIT EQUITY INDEX
                                       -------------------------------------------   -------------------
12/31/96                                               $1,000,000                        $1,000,000
5/31/97                                                $1,055,986                        $1,008,042
11/30/97                                               $1,243,877                        $1,174,863
5/31/98                                                $1,267,836                        $1,149,885
11/30/98                                               $1,074,248                        $1,017,775
5/31/99                                                $1,151,478                        $1,056,615
11/30/99                                               $  989,818                        $  917,237
5/31/00                                                $1,120,755                        $1,044,210
11/30/00                                               $1,194,124                        $1,117,141
5/31/01                                                $1,305,616                        $1,258,891
11/30/01                                               $1,382,942                        $1,329,985
5/31/02                                                $1,557,330                        $1,507,552
11/30/02                                               $1,465,907                        $1,404,008
5/31/03                                                $1,642,821                        $1,576,379
11/30/03                                               $1,917,853                        $1,874,125

--------------------------------------------------------------------------------

                          SEC Avg. Annual Total Return
                                (as of 11/30/03)

                                                                        Since        Since        Since        Since
                                                                      Inception    Inception    Inception    Inception
                                                  1 Year    5 Year        Y            N            B           II
Real Estate Securities Portfolio Class Y          30.84%    12.29%      9.87%          n/a          n/a          n/a
NAREIT Equity Index                               33.48%    12.99%      9.51%       16.12%       16.12%       16.12%

Real Estate Securities Portfolio Class N          30.34%       n/a        n/a       14.43%          n/a          n/a
Real Estate Securities Portfolio Class B          25.41%       n/a        n/a          n/a       13.38%          n/a
Real Estate Securities Portfolio Class II         28.48%       n/a        n/a          n/a          n/a       13.71%

--------------------------------------------------------------------------------
  This chart assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1996 (commencement of operations for Class Y shares). Class N, B & II shares commenced operations on September 8, 1999. The minimum required initial investment for Class N shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts. There is no minimum amount required for the reinvestment of dividends of Class B and II shares for applicable shareholders. Performance of Class N, B and II shares will differ due to differences in expenses and sales charges. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable. Past performance is not indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original investment. Fee waivers and expense reimbursements by John McStay Investment Counsel have caused the Portfolio's returns to be higher than they otherwise would have been. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The National Association of Real Estate Investment Trusts (NAREIT) Total Return Equity REIT Index is a total return performance index of all equity REITs tracked by NAREIT.

--------------------------------------------------------------------------------

BRAZOS MUTUAL FUNDS

--------------------------------------------------------------------------------

                           BRAZOS MICRO CAP PORTFOLIO

                                  [LINE GRAPH]

   DATE     BRAZOS MICRO CAP PORTFOLIO (Y)   RUSSELL 2000 INDEX
----------  ------------------------------   ------------------
12/31/1997            $1,000,000                 $1,000,000
05/31/1998            $1,310,000                 $1,047,075
11/30/1998            $1,203,000                 $  917,755
05/31/1999            $1,556,000                 $1,018,943
11/30/1999            $1,993,055                 $1,061,533
05/31/2000            $2,680,729                 $1,055,362
11/30/2000            $2,680,729                 $1,055,362
05/31/2001            $2,971,195                 $1,183,664
11/30/2001            $2,731,976                 $1,106,211
05/31/2002            $2,607,033                 $1,177,708
11/30/2002            $1,845,183                 $  988,978
05/31/2003            $2,099,645                 $1,081,336
11/30/2003            $2,907,200                 $1,347,876

 -------------------------------------------------------------------------------

                             SEC Avg. Annual Total Return
                                   (as of 11/30/03)

                                                                         Since        Since        Since        Since
                                                                       Inception    Inception    Inception    Inception
                                                   1 Year    5 Year        Y            N            B           II
Micro Cap Portfolio Class Y                        57.56%    19.30%     19.77%          n/a          n/a          n/a
Russell 2000 Index                                 36.29%     7.99%      5.18%        6.15%        6.15%        6.15%

Micro Cap Portfolio Class N                        57.00%       n/a        n/a       -1.12%          n/a          n/a
Micro Cap Portfolio Class B                        52.08%       n/a        n/a          n/a       -2.94%          n/a
Micro Cap Portfolio Class II                       55.08%       n/a        n/a          n/a          n/a       -1.79%

 -------------------------------------------------------------------------------

  This chart assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1997 (commencement of operations for Class Y shares). Prior to July 15, 2003, the minimum initial Class Y shares requirement was $50,000. Class N, B & II shares commenced operations on May 1, 2001. The minimum required initial investment for Class N shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts. There is no minimum amount required for the reinvestment of dividends of Class B and II shares for applicable shareholders. Performance of Class N, B and II shares will differ due to differences in expenses and sales charges. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable. Past performance is not indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by John McStay Investment Counsel have caused the Portfolio's returns to be higher than they otherwise would have been. Investing in micro cap stocks may be more volatile than investing in large company stocks. The longer term performance results presented for the Brazos Micro Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, returns for 1998 and 1999 reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. Companies in the Russell 3000 Index, as ranked by market capitalization.

--------------------------------------------------------------------------------
 18

BRAZOS MUTUAL FUNDS

--------------------------------------------------------------------------------

                           BRAZOS MULTI CAP PORTFOLIO

                                  [LINE GRAPH]

                                                    BRAZOS MULTI CAP PORTFOLIO (Y)   S&P 500 INDEX
                                                    ------------------------------   -------------
12/31/98                                                      $1,000,000              $1,000,000
5/31/99                                                       $1,328,000              $1,064,728
11/30/99                                                      $1,723,948              $1,143,092
5/31/00                                                       $2,201,034              $1,176,284
11/30/00                                                      $2,364,871              $1,094,856
5/31/01                                                       $2,442,338              $1,052,143
11/30/01                                                      $2,210,688              $  961,026
5/31/02                                                       $2,120,601              $  906,445
11/30/02                                                      $1,572,934              $  802,326
5/31/03                                                       $1,647,291              $  833,362
11/30/03                                                      $1,981,897              $  923,392

--------------------------------------------------------------------------------

                          SEC Avg. Annual Total Return

                                (as of 11/30/03)

                                                                         Since        Since        Since        Since
                                                                       Inception    Inception    Inception    Inception
                                                             1 Year        Y            N            B           II
Multi Cap Portfolio Class Y                                  26.00%     14.93%          n/a          n/a          n/a
S&P 500 Index                                                15.09%     -1.61%       -7.69%       -4.68%       -4.68%

Multi Cap Portfolio Class N                                  25.57%        n/a       -4.79%          n/a          n/a
Multi Cap Portfolio Class B                                  20.91%        n/a            %       -9.38%          n/a
Multi Cap Portfolio Class II                                 23.70%        n/a          n/a          n/a       -8.33%

--------------------------------------------------------------------------------
  This chart assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1998 (commencement of operations for Class Y shares). Class N shares commenced operations on March 31, 2000 and Class B & II shares commenced operations on May 1, 2001. The minimum required initial investment for Class N shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts. There is no minimum amount required for the reinvestment of dividends of Class B and II shares for applicable shareholders. Performance of Class N, B and II shares will differ due to differences in expenses and sales charges. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable. Past performance is not indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by John McStay Investment Counsel have caused the Portfolio's returns to be higher than they otherwise would have been. Investing in micro cap stocks may be more volatile than investing in large company stocks. The longer term performance results presented for the Brazos Multi Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, certain periods such as 1999 for Brazos Multi Cap reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Fund will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

--------------------------------------------------------------------------------

BRAZOS MUTUAL FUNDS

--------------------------------------------------------------------------------

                            BRAZOS MID CAP PORTFOLIO

                                  [LINE GRAPH]

                                                                                   RUSSELL MID CAP
                                                    BRAZOS MID CAP PORTFOLIO (Y)        INDEX
                                                    ----------------------------   ---------------
12/31/99                                                     $1,000,000              $1,000,000
5/31/00                                                      $1,146,000              $1,021,000
11/30/00                                                     $1,189,280              $1,005,990
5/31/01                                                      $1,232,920              $1,071,380
11/30/01                                                     $1,135,560              $  982,242
5/31/02                                                      $1,154,600              $1,032,630
11/30/02                                                     $  905,904              $  891,470
5/31/03                                                      $  971,518              $  978,923
11/30/03                                                     $1,098,669              $1,164,527

--------------------------------------------------------------------------------

                          SEC Avg. Annual Total Return
                                (as of 11/30/03)

                                                                              Since        Since
                                                                            Inception    Inception
                                                                 1 Year         Y            N
Mid Cap Portfolio Class Y                                        25.23%       3.27%          n/a
Russell Mid Cap Index                                            30.63%       3.96%        1.54%

Mid Cap Portfolio Class N                                        24.73%         n/a       -1.97%

--------------------------------------------------------------------------------
  This chart assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1999 (commencement of operations for Class Y shares). Class N shares commenced operations on March 31, 2000 and B & II shares commenced operations on May 1, 2001. The minimum required investment for Class N shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts. Performance of Class N shares will differ due to differences in expenses and sales charges. Returns shown include the reinvestment of all dividends. Past performance is not indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by John McStay Investment Counsel have caused the Portfolio's returns to be higher than they otherwise would have been. The longer term performance results presented for the Brazos Mid Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, the returns for 2000 for Brazos Mid Cap reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Mid Cap Index consists of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index. The Russell Mid Cap Index replaces the S&P Mid Cap 400 Index as the Portfolio's comparable broad-based securities market index because the Russell Mid Cap Index is increasingly gaining the approval of investors and the consulting community as their index of choice relative to mid-cap products in the industry.

--------------------------------------------------------------------------------
 20

BRAZOS MUTUAL FUNDS -- SMALL CAP PORTFOLIO

Portfolio of Investments                                       November 30, 2003

                    Security Description                             Shares             Value
                    --------------------                           -----------       ------------
COMMON STOCK - 92.3%
BUSINESS SERVICES - 6.1%
        The Corporate Executive Board Company+..............           236,800       $ 11,508,480
        Global Imaging Systems, Inc.+.......................           311,500          9,130,065
        Harris Interactive Inc.+............................             3,600             24,840
        Labor Ready, Inc.+..................................           528,100          6,020,340
        MPS Group, Inc.+....................................         1,060,100          9,752,920
        Sirva Inc.+.........................................            10,300            185,915
        Stericycle, Inc.+...................................           145,100          7,167,940
        Wireless Facilities, Inc.+..........................           504,300          7,327,479
                                                                                     ------------
                                                                                       51,117,979
                                                                                     ------------
CONSUMER MERCHANDISING - 6.0%
        Aaron Rents, Inc. ..................................           227,200          4,816,640
        AnnTaylor Stores Corporation+.......................           221,700          8,810,358
        Applebee's International, Inc. .....................           117,900          4,563,909
        Digital River, Inc.+................................            94,600          2,176,746
        Fred's, Inc. .......................................           234,400          7,817,240
        Insight Enterprises, Inc.+ .........................           225,700          4,220,590
        Netflix Inc.+.......................................           103,400          5,066,600
        P.F. Chang's China Bistro, Inc.+....................            83,600          4,512,728
        Too Inc.+...........................................           448,800          8,190,600
                                                                                     ------------
                                                                                       50,175,411
                                                                                     ------------
CONSUMER NON DURABLES - 3.4%
        Helen of Troy Limited+..............................           690,500         15,639,825
        NBTY, Inc.+.........................................           134,200          3,408,680
        Quiksilver, Inc.+...................................           508,600          9,144,628
                                                                                     ------------
                                                                                       28,193,133
                                                                                     ------------
CONSUMER SERVICES - 7.6%
        Alliance Gaming Corporation+........................           513,900         13,464,180
        Bright Horizons Family Solutions, Inc.+.............           227,073          8,605,840
        Corinthian Colleges, Inc.+..........................            90,400          5,779,272
        Education Management Corporation+...................           121,000          8,179,600
        ITT Educational Services, Inc.+.....................           275,200         15,419,456
        SkillSoft PLC+ ADR..................................           517,500          4,000,275
        Station Casinos, Inc. ..............................           122,700          3,825,786
        Strayer Education, Inc. ............................            40,600          4,536,238
                                                                                     ------------
                                                                                       63,810,647
                                                                                     ------------
DEFENSE - 3.0%
        Anteon International Corporation+ ..................           220,000          8,395,200
        CACI International, Inc.+ ..........................           166,200          8,271,774
        FLIR Systems, Inc.+ ................................           254,000          8,752,840
                                                                                     ------------
                                                                                       25,419,814
                                                                                     ------------

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS -- SMALL CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2003

                    Security Description                             Shares             Value
                    --------------------                           -----------       ------------
COMMON STOCK (CONTINUED)
ELECTRONIC COMPONENTS - 11.1%
        Actel Corporation+..................................           451,100       $ 12,364,651
        Emulex Corporation+.................................           149,400          4,407,300
        Integrated Circuit Systems, Inc.+...................           405,800         12,072,550
        Lexar Media, Inc.+..................................           272,200          5,814,192
        Microsemi Corporation+..............................           565,600         13,704,488
        OmniVision Technologies, Inc.+......................           175,900         11,461,644
        Power Integrations, Inc.+...........................           437,900         15,865,117
        Sigmatel Incorporated+..............................           372,600         10,075,104
        Silicon Laboratories Inc.+..........................           131,800          6,467,426
                                                                                     ------------
                                                                                       92,232,472
                                                                                     ------------
ELECTRONIC TECHNOLOGY - 10.6%
        ASE Test Limited+f..................................           336,500          4,660,525
        Asyst Technologies, Inc.+...........................           768,800         14,030,600
        Avocent Corporation+................................           104,400          3,997,476
        Brooks Automation, Inc.+............................           530,400         12,888,720
        Cabot Microelectronics Corporation+.................           114,800          6,094,732
        Dot Hill Systems Corp.+.............................           267,700          4,564,285
        Entegris Inc.+......................................           514,800          6,610,032
        NetScreen Technologies, Inc.+.......................           254,100          6,403,320
        PalmSource, Inc.+...................................           183,871          4,705,259
        Rudolph Technologies, Inc.+.........................           181,000          4,190,150
        Varian Semiconductor Equipment Associates, Inc.+....           290,900         13,544,304
        Zebra Technologies Corporation+.....................            99,100          6,299,787
                                                                                     ------------
                                                                                       87,989,190
                                                                                     ------------
ENERGY - 5.4%
        Arch Coal, Inc. ....................................           292,500          7,748,325
        CONSOL Energy Inc. .................................           298,900          6,351,625
        Evergreen Resources, Inc.+..........................           247,200          6,929,016
        Forest Oil Corporation+.............................           239,900          6,009,495
        Patina Oil & Gas Corporation........................           196,100          8,800,968
        Tom Brown, Inc.+....................................           128,100          3,581,676
        Ultra Petroleum Corp.+..............................           293,100          5,586,486
                                                                                     ------------
                                                                                       45,007,591
                                                                                     ------------
FINANCIAL INSTITUTIONS - 2.5%
        eSPEED, Inc.+.......................................           216,700          5,109,786
        Jefferies Group, Inc. ..............................           280,500          8,774,040
        Knight Trading Group, Inc.+.........................           408,000          5,887,440
        Raymond James Financial, Inc. ......................            23,906            883,566
                                                                                     ------------
                                                                                       20,654,832
                                                                                     ------------

                                               See Notes to Financial Statements
 22

BRAZOS MUTUAL FUNDS -- SMALL CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2003

                    Security Description                             Shares             Value
                    --------------------                           -----------       ------------
COMMON STOCK (CONTINUED)
HEALTHCARE PRODUCTS - 8.4%
        Able Laboratories, Inc.+............................           163,100       $  3,022,243
        The Cooper Companies, Inc. .........................           203,400          9,285,210
        Eon Labs, Inc.+.....................................           139,800          7,413,594
        K-V Pharmaceutical Company+.........................           152,700          3,985,470
        Medicis Pharmaceutical Corporation..................           260,767         17,179,330
        MGI Pharma, Inc.+...................................           110,500          4,239,885
        Pharmaceutical Resources, Inc.+.....................           235,700         17,107,106
        Taro Pharmaceutical Industries Ltd.+................           109,900          7,576,506
                                                                                     ------------
                                                                                       69,809,344
                                                                                     ------------
HEALTHCARE SERVICES - 5.2%
        AMERIGROUP Corporation+.............................           101,900          4,474,429
        Beverly Enterprises, Inc.+..........................         1,401,000         10,969,830
        Centene Corporation+................................           143,500          4,405,450
        Inveresk Research Group, Inc.+......................           344,800          7,589,048
        Odyssey Healthcare, Inc.+...........................           165,350          5,888,113
        Province Healthcare Company+........................           257,800          3,952,074
        United Surgical Partners International, Inc.+.......           182,900          5,852,800
                                                                                     ------------
                                                                                       43,131,744
                                                                                     ------------
HEALTHCARE TECHNOLOGY - 3.2%
        Cubist Pharmaceuticals, Inc.+.......................           213,500          2,651,670
        Gen-Probe Incorporated+.............................           139,800          4,853,856
        ICOS Corporation+...................................           102,200          4,619,440
        Martek Biosciences Corporation+.....................            76,900          4,670,906
        ResMed Inc.+........................................           176,800          6,895,200
        XOMA Ltd.+..........................................           399,900          2,763,309
                                                                                     ------------
                                                                                       26,454,381
                                                                                     ------------
MEDIA - 3.1%
        Cumulus Media Inc.+.................................           410,600          7,842,460
        Getty Images, Inc.+.................................           170,600          7,404,040
        Lin TV Corp+........................................           282,500          6,342,125
        Radio One, Inc.+....................................           221,200          3,868,788
                                                                                     ------------
                                                                                       25,457,413
                                                                                     ------------
TECHNOLOGY SERVICES & SOFTWARE - 8.8%
        Benchmark Electronics, Inc.+........................           558,450         20,511,869
        Digitas Inc.+.......................................         1,185,900         10,329,189
        iPass Inc.+.........................................            30,800            539,000
        Micromuse Inc.+.....................................           535,800          4,313,190
        Nam Tai Electronics, Inc. f.........................           492,580         18,220,534
        National Instruments Corporation....................           181,300          8,207,451

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS -- SMALL CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2003

                    Security Description                             Shares             Value
                    --------------------                           -----------       ------------
COMMON STOCK (CONTINUED)
TECHNOLOGY SERVICES & SOFTWARE (continued)
        Open Text Corporation+..............................           211,300       $  3,953,423
        Verint Systems Inc.+................................           144,600          3,351,828
        Websense, Inc.+.....................................           148,000          4,009,320
                                                                                     ------------
                                                                                       73,435,804
                                                                                     ------------
TELECOMMUNICATIONS - 3.0%
        American Tower Corporation+.........................           676,700          7,700,846
        Polycom, Inc.+......................................           237,900          4,715,178
        Powerwave Technologies, Inc.+.......................           672,600          5,010,870
        TALK America Holdings, Inc.+........................           490,200          5,514,750
        Westell Technologies, Inc.+.........................           313,300          2,318,420
                                                                                     ------------
                                                                                       25,260,064
                                                                                     ------------
TRADITIONAL HEAVY INDUSTRY - 4.0%
        OM Group, Inc.+.....................................            89,000          2,154,690
        Schnitzer Steel Industries, Inc. ...................            77,100          4,171,881
        Tetra Tech, Inc.+...................................           439,800         11,214,900
        United Rentals, Inc.+...............................           219,000          4,055,880
        Wabash National Corporation+........................           416,300         11,585,629
                                                                                     ------------
                                                                                       33,182,980
                                                                                     ------------
TRANSPORTATION - 0.9%
        Pinnacle Airlines Corp.+............................           555,400          7,362,382
                                                                                     ------------
                                                                                        7,362,382
                                                                                     ------------
    TOTAL COMMON STOCK (Cost $628,861,097)..................                          768,695,181
                                                                                     ------------


SHORT-TERM SECURITIES - 7.8%
MONEY MARKET FUNDS - 7.6%
        SEI Daily Income Trust Government Fund..............        31,932,634         31,932,634
        SEI Daily Income Trust Treasury Fund................        31,932,634         31,932,634
                                                                                     ------------
                                                                                       63,865,268
U.S. GOVERNMENT AGENCIES - 0.2%
        Federal Home Loan Banks 1.02%, 12/1/2003............         1,713,000          1,713,000
                                                                                     ------------
    TOTAL SHORT-TERM SECURITIES (Cost $65,578,268)..........                           65,578,268
TOTAL INVESTMENTS - 100.1% (Cost $694,439,365)..............                          834,273,449
Liabilities In Excess of Other Assets - (0.1)%..............                           (1,018,372)
                                                                                     ------------
NET ASSETS - 100.0%.........................................                         $833,255,077
                                                                                     ============

+     Non-income producing security
f     Foreign Security
ADR American Depository Receipt

                                               See Notes to Financial Statements
 24

BRAZOS MUTUAL FUNDS -- REAL ESTATE SECURITIES PORTFOLIO

Portfolio of Investments                                       November 30, 2003

Security Description                                                Shares            Value
--------------------                                               ---------       -----------
REIT STOCK - 98.2%
APARTMENTS - 22.4%
        Apartment Investment & Management Company...........          28,700       $   977,235
        Archstone-Smith Trust...............................         139,015         3,820,132
        Avalonbay Communities, Inc. ........................          78,800         3,766,640
        BRE Properties, Inc. ...............................          74,200         2,507,960
        Equity Residential..................................         144,459         4,241,316
        Post Properties, Inc................................          72,800         2,089,360
                                                                                   -----------
                                                                                    17,402,643
                                                                                   -----------
HEALTHCARE - 5.4%
        Health Care Property Investors, Inc. ...............          55,366         2,593,344
        Nationwide Health Properties, Inc. .................          88,800         1,617,048
                                                                                   -----------
                                                                                     4,210,392
                                                                                   -----------
INDUSTRIAL - 7.5%
        AMB Property Corporation............................          77,800         2,447,588
        First Industrial Realty Trust, Inc. ................          52,600         1,742,112
        ProLogis............................................          53,400         1,628,700
                                                                                   -----------
                                                                                     5,818,400
                                                                                   -----------
LODGING/RESORTS - 3.0%
        FelCor Lodging Trust Inc.+..........................          43,300           457,681
        Host Marriott Corporation+..........................          78,500           875,275
        MeriStar Hospitality Corporation+...................         162,200         1,005,640
                                                                                   -----------
                                                                                     2,338,596
                                                                                   -----------
MIXED: OFFICE/INDUSTRIAL - 8.5%
        Duke Realty Corporation.............................         120,599         3,714,449
        Liberty Property Trust..............................          31,500         1,191,645
        Reckson Associates Realty Corporation...............          70,331         1,687,944
                                                                                   -----------
                                                                                     6,594,038
                                                                                   -----------
OFFICE - 22.7%
        Boston Properties, Inc. ............................          71,300         3,297,625
        CarrAmerica Realty Corporation......................          71,662         2,083,931
        Equity Office Properties Trust......................         253,447         7,028,085
        Highwoods Properties, Inc. .........................          31,000           760,740
        Prentiss Properties Trust...........................          87,200         2,768,600
        SL Green Realty Corp. ..............................          45,580         1,702,869
                                                                                   -----------
                                                                                    17,641,850
                                                                                   -----------
REGIONAL MALLS - 9.7%
        The Macerich Company................................          43,700         1,844,140
        Simon Property Group, Inc. .........................         119,878         5,688,211
                                                                                   -----------
                                                                                     7,532,351
                                                                                   -----------

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS -- REAL ESTATE SECURITIES PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2003

Security Description                                                Shares            Value
--------------------                                               ---------       -----------
REIT STOCK (CONTINUED)
SHOPPING CENTERS - 11.9%
        Equity One, Inc. ...................................          75,100       $ 1,287,965
        Heritage Property Investment Trust..................          76,100         2,142,215
        Kimco Realty Corporation............................          18,700           822,800
        Regency Centers Corporation.........................          62,700         2,476,650
        Weingarten Realty Investors.........................          57,300         2,582,511
                                                                                   -----------
                                                                                     9,312,141
                                                                                   -----------
STORAGE - 2.2%
        Shurgard Storage Centers, Inc. .....................          45,200         1,685,960
                                                                                   -----------
                                                                                     1,685,960
                                                                                   -----------
SPECIALTY - 4.9%
        Plum Creek Timber Company, Inc. ....................         144,000         3,834,720
                                                                                   -----------
                                                                                     3,834,720
                                                                                   -----------
    TOTAL REIT STOCK (Cost $70,318,176).....................                        76,371,091
                                                                                   -----------

SHORT-TERM SECURITIES - 3.1%
        SEI Daily Income Trust Government Fund..............       1,190,667         1,190,667
        SEI Daily Income Trust Treasury Fund................       1,190,668         1,190,668
                                                                                   -----------
    TOTAL SHORT-TERM SECURITIES (Cost $2,381,335)...........                         2,381,335
                                                                                   -----------
TOTAL INVESTMENTS - 101.3% (Cost $72,331,411)...............                        78,752,426
Liabilities In Excess of Other Assets - (1.3)%..............                        (1,044,177)
                                                                                   -----------
NET ASSETS - 100.0%.........................................                       $77,708,249
                                                                                   ===========

+   Non-income producing security

                                               See Notes to Financial Statements
 26

BRAZOS MUTUAL FUNDS -- MICRO CAP PORTFOLIO

Portfolio of Investments                                       November 30, 2003

                    Security Description                                Shares               Value
                    --------------------                           ----------------       ------------
COMMON STOCK - 100.0%
BUSINESS SERVICES - 10.3%
        Brightpoint, Inc.+..................................            219,600           $  4,934,412
        CellStar Corporation+...............................            333,500              4,585,625
        CoStar Group Inc.+..................................             40,500              1,701,000
        Digitas Inc.+.......................................            349,400              3,043,274
        Harris Interactive Inc.+............................            131,900                910,110
        Kforce Inc.+........................................            353,200              2,984,540
        Labor Ready, Inc.+..................................            157,800              1,798,920
        LCC International, Inc.+ ...........................            275,000              1,350,250
        MAXIMUS, Inc.+......................................             66,800              2,531,720
        Wireless Facilities, Inc.+..........................            105,100              1,527,103
                                                                                          ------------
                                                                                            25,366,954
                                                                                          ------------
CONSUMER MERCHANDISING - 9.4%
        Aaron Rents, Inc. ..................................            127,950              2,712,540
        The Bombay Company, Inc.+...........................            288,800              2,954,424
        Guitar Center, Inc.+................................             89,500              2,601,765
        Landec Corporation+.................................            350,000              2,275,000
        Netflix Inc.+.......................................             32,400              1,587,600
        Peet's Coffee & Tea Inc.+...........................            106,600              1,793,012
        Red Robin Gourmet Burgers Inc.+.....................             75,000              2,019,000
        Stein Mart, Inc.+...................................            238,200              2,122,362
        Too Inc.+...........................................            142,500              2,600,625
        The Wet Seal, Inc.+.................................            228,900              2,350,803
                                                                                          ------------
                                                                                            23,017,131
                                                                                          ------------
CONSUMER NON DURABLES - 3.8%
        Helen of Troy Limited+..............................            223,900              5,071,335
        Steven Madden, Ltd.+................................            123,500              2,640,430
        Nutraceutical International Corporation+............            120,000              1,554,000
                                                                                          ------------
                                                                                             9,265,765
                                                                                          ------------
CONSUMER SERVICES - 6.3%
        Bright Horizons Family Solutions, Inc.+.............             98,610              3,737,220
        Buffalo Wild Wings Inc.+............................             20,000                447,800
        eCollege.com+.......................................            117,900              2,617,380
        Multimedia Games, Inc.+.............................             65,900              2,697,287
        SkillSoft PLC+ ADR..................................            164,500              1,271,585
        Strayer Education, Inc. ............................             42,400              4,737,352
                                                                                          ------------
                                                                                            15,508,624
                                                                                          ------------

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS -- MICRO CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2003

                    Security Description                                Shares               Value
                    --------------------                           ----------------       ------------
COMMON STOCK (CONTINUED)
DEFENSE - 6.0%
        DigitalNet Holdings, Inc.+..........................            180,000           $  3,616,200
        FLIR Systems, Inc.+.................................             65,000              2,239,900
        ManTech International Corporation+..................             89,600              2,298,240
        MTC Technologies, Inc.+.............................             99,400              2,977,030
        SI International, Inc.+.............................            186,700              3,545,433
                                                                                          ------------
                                                                                            14,676,803
                                                                                          ------------
ELECTRONIC COMPONENTS - 7.5%
        Actel Corporation+..................................             88,900              2,436,749
        Anaren, Inc.+.......................................             79,300              1,187,121
        Microsemi Corporation+..............................            130,500              3,162,015
        O2Micro International Limited+......................            150,800              3,619,200
        Performance Technologies, Incorporated+.............            306,600              4,136,034
        QuickLogic Corporation+.............................            598,900              3,737,136
                                                                                          ------------
                                                                                            18,278,255
                                                                                          ------------
ELECTRONIC TECHNOLOGY - 9.4%
        Applied Films Corporation+..........................             75,100              2,492,569
        August Technology Corp.+............................             96,100              1,922,000
        Axcelis Technologies, Inc.+.........................            128,000              1,468,160
        FSI International, Inc.+............................            191,500              1,260,070
        Genus, Inc.+........................................            398,900              2,832,190
        Mattson Technology, Inc.+...........................             85,200              1,307,820
        Nanometrics Incorporated+...........................            209,800              3,063,080
        Packeteer, Inc.+....................................            174,900              3,317,678
        PalmSource, Inc.+...................................             64,112              1,640,626
        Rudolph Technologies, Inc.+.........................             56,700              1,312,605
        Semitool, Inc.+.....................................            221,600              2,521,808
                                                                                          ------------
                                                                                            23,138,606
                                                                                          ------------
ENERGY - 6.0%
        Brigham Exploration Company+........................            545,700              3,906,666
        Encore Acquisition Company+.........................            233,960              5,044,178
        Quicksilver Resources Inc.+.........................            194,500              5,856,395
                                                                                          ------------
                                                                                            14,807,239
                                                                                          ------------
FINANCIAL INSTITUTIONS - 4.6%
        American Safety Insurance Holdings, Ltd.+...........            177,800              2,394,966
        Donegal Group Inc. .................................            125,000              2,512,500
        First Albany Companies Inc. ........................             61,500                851,836
        Mobile Mini, Inc.+..................................            170,100              3,356,073
        The Navigators Group, Inc.+.........................             68,000              2,163,080
                                                                                          ------------
                                                                                            11,278,455
                                                                                          ------------

                                               See Notes to Financial Statements
 28

BRAZOS MUTUAL FUNDS -- MICRO CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2003

                    Security Description                                Shares               Value
                    --------------------                           ----------------       ------------
COMMON STOCK (CONTINUED)
FINANCIAL SERVICES & SOFTWARE - 0.6%
        iPayment Holdings, Inc.+............................             60,000           $  1,546,800
                                                                                          ------------
                                                                                             1,546,800
                                                                                          ------------
HEALTHCARE PRODUCTS - 8.1%
        Able Laboratories, Inc.+............................            163,300              3,025,949
        Advanced Neuromodulation Systems, Inc.+.............            122,000              5,147,180
        Bradley Pharmaceuticals, Inc.+......................             61,500              1,446,480
        Closure Medical Corporation+........................             74,000              2,627,000
        EPIX Medical, Inc.+.................................            100,000              1,803,000
        K-V Pharmaceutical Company+.........................            217,800              5,684,580
                                                                                          ------------
                                                                                            19,734,189
                                                                                          ------------
HEALTHCARE SERVICES - 4.5%
        Beverly Enterprises, Inc.+..........................            382,500              2,994,975
        Centene Corporation+................................             36,100              1,108,270
        Province Healthcare Company+........................            100,000              1,533,000
        United Surgical Partners International, Inc.+.......             57,000              1,824,000
        VistaCare, Inc+.....................................             91,700              3,622,150
                                                                                          ------------
                                                                                            11,082,395
                                                                                          ------------
HEALTHCARE TECHNOLOGY - 4.9%
        Aspect Medical Systems, Inc.+.......................            159,900              1,520,649
        Cubist Pharmaceuticals, Inc.+.......................            107,500              1,335,150
        Merit Medical Systems, Inc.+........................            136,466              4,271,386
        Wilson Greatbatch Technologies, Inc.+...............             96,200              4,030,780
        XOMA Ltd.+..........................................            135,500                936,305
                                                                                          ------------
                                                                                            12,094,270
                                                                                          ------------
TECHNOLOGY SERVICES & SOFTWARE - 7.8%
        Bell Microproducts Inc.+............................            472,000              4,063,920
        Concord Communications, Inc.+.......................            259,700              5,749,758
        Covansys Corporation+...............................            220,700              1,986,300
        Micromuse Inc.+.....................................            157,400              1,267,070
        Nam Tai Electronics, Inc. f.........................             75,420              2,789,786
        Verint Systems Inc.+................................             17,500                405,650
        Websense, Inc.+.....................................            108,400              2,936,556
                                                                                          ------------
                                                                                            19,199,040
                                                                                          ------------
TELECOMMUNICATIONS - 2.6%
        Powerwave Technologies, Inc.+.......................            287,400              2,141,130
        SpectraLink Corporation.............................             68,100              1,402,179
        TALK America Holdings, Inc.+........................            147,700              1,661,625
        Westell Technologies, Inc.+.........................            136,600              1,010,840
                                                                                          ------------
                                                                                             6,215,774
                                                                                          ------------

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS -- MICRO CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2003

                    Security Description                                Shares               Value
                    --------------------                           ----------------       ------------
COMMON STOCK (CONTINUED)
TRADITIONAL HEAVY INDUSTRY - 3.2%
        OM Group, Inc.+.....................................             26,900           $    651,249
        Stratasys, Inc.+....................................             42,100              1,894,500
        Wabash National Corporation+........................            190,600              5,304,398
                                                                                          ------------
                                                                                             7,850,147
                                                                                          ------------
TRANSPORTATION - 5.0%
        Mesa Air Group, Inc.+...............................            328,200              3,954,810
        Old Dominion Freight Line, Inc.+....................             99,050              3,156,724
        UTI Worldwide, Inc. ................................             39,900              1,336,650
        Vitran Corporation Inc.+ f..........................            290,000              3,926,600
                                                                                          ------------
                                                                                            12,374,784
                                                                                          ------------
    TOTAL COMMON STOCK (Cost $185,639,549)..................                               245,435,231
                                                                                          ------------

SHORT TERM SECURITIES - 1.5%
        SEI Daily Income Trust Government Fund..............          1,849,603              1,849,603
        SEI Daily Income Trust Treasury Fund................          1,849,603              1,849,603
                                                                                          ------------
    TOTAL SHORT TERM SECURITIES (Cost $3,699,206)...........                                 3,699,206
                                                                                          ------------
TOTAL INVESTMENTS - 101.5% (Cost $189,338,755)..............                               249,134,437
Liabilities In Excess of Other Assets - (1.5)%..............                                (3,704,743)
                                                                                          ------------
NET ASSETS - 100.0%.........................................                              $245,429,694
                                                                                          ============

+     Non-income producing security
f     Foreign Security
ADR American Depository Receipt

                                               See Notes to Financial Statements
 30

BRAZOS MUTUAL FUNDS -- MULTI CAP PORTFOLIO

Portfolio of Investments                                       November 30, 2003

Security Description                                                    Shares               Value
--------------------                                               ----------------       -----------
COMMON STOCK - 92.8%
BASIC RESOURCES (NON ENERGY) - 1.0%
        The Dow Chemical Company............................             22,000           $   826,100
                                                                                          -----------
                                                                                              826,100
                                                                                          -----------
BUSINESS SERVICES - 2.0%
        Labor Ready, Inc.+..................................             10,200               116,280
        Monster Worldwide Inc.+.............................             14,900               358,494
        MPS Group, Inc.+....................................             41,500               381,800
        Stericycle, Inc.+...................................             16,100               795,340
                                                                                          -----------
                                                                                            1,651,914
                                                                                          -----------
CONSUMER NON DURABLES - 0.5%
        NBTY, Inc.+.........................................             15,400               391,160
                                                                                          -----------
                                                                                              391,160
                                                                                          -----------
CONSUMER MERCHANDISING - 10.4%
        Advance Auto Parts, Inc.+...........................             11,000               897,820
        AnnTaylor Stores Corporation+.......................             25,100               997,474
        Best Buy Co., Inc. .................................             25,500             1,581,000
        Coach, Inc.+........................................             33,100             1,318,704
        CDW Corporation.....................................             37,400             2,234,650
        Guitar Center, Inc.+................................             36,800             1,069,776
        P.F. Chang's China Bistro, Inc.+....................              8,700               469,626
                                                                                          -----------
                                                                                            8,569,050
                                                                                          -----------
CONSUMER SERVICES - 8.8%
        Apollo Group, Inc.+.................................             21,500             1,484,145
        Bright Horizons Family Solutions, Inc.+.............             22,600               856,517
        Career Education Corporation+.......................             18,800               961,244
        Corinthian Colleges, Inc.+..........................             14,100               901,413
        International Game Technology.......................             20,500               711,145
        Mandalay Resort Group...............................             45,200             1,941,340
        Station Casinos, Inc. ..............................             12,700               395,986
                                                                                          -----------
                                                                                            7,251,790
                                                                                          -----------
ELECTRONIC COMPONENTS - 14.3%
        Actel Corporation+..................................             14,800               405,668
        Agere Systems Inc.+.................................            182,800               647,112
        Emulex Corporation+.................................             29,000               855,500
        Genesis Microchip Incorporated+.....................             23,500               433,575
        Intersil Corporation................................             22,700               599,507
        Linear Technology Corporation.......................             60,000             2,588,400
        Micrel, Incorporated+...............................             35,800               612,180
        Microsemi Corporation+..............................             20,900               506,407
        OmniVision Technologies, Inc.+......................             18,400             1,198,944
        PMC-Sierra, Inc.+...................................             20,900               425,733
        Power Integrations, Inc.+...........................             23,000               833,290

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS -- MULTI CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2003

Security Description                                                    Shares               Value
--------------------                                               ----------------       -----------
COMMON STOCK (CONTINUED)
ELECTRONIC COMPONENTS (continued)
        QLogic Corporation+.................................             25,000           $ 1,420,750
        Silicon Laboratories Inc.+..........................             25,600             1,256,192
                                                                                          -----------
                                                                                           11,783,258
                                                                                          -----------
ELECTRONIC TECHNOLOGY - 13.1%
        Amkor Technology, Inc.+.............................             45,500               888,160
        Applied Materials, Inc.+............................             26,400               641,520
        ASML Holding N.V.+ ADR..............................             27,800               523,196
        August Technology Corp.+............................             21,000               420,000
        Avocent Corporation+................................             11,200               428,848
        Brooks Automation, Inc.+............................             29,000               704,700
        Cabot Microelectronics Corporation+.................             11,300               599,917
        Cisco Systems, Inc.+................................             60,400             1,368,664
        Jabil Circuit, Inc.+................................             22,200               610,722
        KLA-Tencor Corporation+.............................             10,500               615,405
        NetScreen Technologies, Inc.+.......................             36,700               924,840
        Packeteer, Inc.+....................................             20,000               379,380
        Scientific-Atlanta, Inc. ...........................             14,400               415,872
        Varian Semiconductor Equipment Associates, Inc.+....             19,100               889,296
        Zebra Technologies Corporation+.....................             21,750             1,382,647
                                                                                          -----------
                                                                                           10,793,167
                                                                                          -----------
ENERGY - 4.9%
        Encore Acquisition Company+.........................             70,500             1,519,980
        Peabody Energy Corporation..........................             48,400             1,631,080
        Suncor Energy, Inc. f...............................             37,800               845,208
                                                                                          -----------
                                                                                            3,996,268
                                                                                          -----------
FINANCIAL INSTITUTIONS - 1.0%
        E*TRADE Financial Corporation+......................             79,200               857,736
                                                                                          -----------
                                                                                              857,736
                                                                                          -----------
HEALTHCARE PRODUCTS - 5.7%
        Barr Laboratories, Inc.+............................             16,300             1,345,402
        Chiron Corporation+.................................             11,000               589,820
        Mylan Laboratories Inc. ............................             44,350             1,122,942
        Teva Pharmaceutical Industries Ltd. ADR.............             18,300             1,102,317
        Valeant Pharmaceuticals International...............             20,900               499,719
                                                                                          -----------
                                                                                            4,660,200
                                                                                          -----------
HEALTHCARE SERVICES - 6.0%
        Covance Inc.+.......................................             33,100               864,903
        Coventry Health Care, Inc.+.........................             28,100             1,683,190

                                               See Notes to Financial Statements
 32

BRAZOS MUTUAL FUNDS -- MULTI CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2003

Security Description                                                    Shares               Value
--------------------                                               ----------------       -----------
COMMON STOCK (CONTINUED)
HEALTHCARE SERVICES (continued)
        Odyssey Healthcare, Inc.+...........................             18,475           $   657,895
        Stryker Corporation.................................             21,600             1,749,600
                                                                                          -----------
                                                                                            4,955,588
                                                                                          -----------
HEALTHCARE TECHNOLOGY - 1.6%
        Angiotech Pharmaceuticals, Inc.+....................              8,400               413,868
        Zimmer Holdings, Inc.+..............................             14,300               942,656
                                                                                          -----------
                                                                                            1,356,524
                                                                                          -----------
MEDIA - 2.9%
        Cumulus Media Inc.+.................................             21,900               418,290
        Univision Communications Inc.+......................             55,200             1,991,616
                                                                                          -----------
                                                                                            2,409,906
                                                                                          -----------
TECHNOLOGY SERVICES & SOFTWARE - 6.3%
        Microsoft Corporation...............................             46,400             1,192,480
        Nam Tai Electronics, Inc. f.........................             45,210             1,672,318
        National Instruments Corporation....................             20,700               937,089
        Symantec Corporation+...............................             14,800               485,884
        VERITAS Software Corporation+.......................             25,000               950,525
                                                                                          -----------
                                                                                            5,238,296
                                                                                          -----------
TELECOMMUNICATIONS - 9.0%
        ADTRAN, Inc. .......................................             11,900               783,258
        Advanced Fibre Communications, Inc.+................             38,100               851,535
        America Movil S.A. de C.V. ADR......................             52,500             1,346,100
        American Tower Corporation+.........................             35,000               398,300
        China Unicom Limited ADR............................             86,300               827,617
        Nextel Communications, Inc.+........................             93,300             2,363,289
        Nokia Oyj ADR.......................................             49,400               888,212
                                                                                          -----------
                                                                                            7,458,311
                                                                                          -----------
TRADITIONAL HEAVY INDUSTRY - 3.1%
        CLARCOR Inc. .......................................             22,300               976,517
        Rockwell Automation, Inc. ..........................             33,900             1,127,175
        Schnitzer Steel Industries, Inc. ...................              8,100               438,291
                                                                                          -----------
                                                                                            2,541,983
                                                                                          -----------
TRANSPORTATION - 2.2%
        J.B. Hunt Transport Services, Inc.+.................             39,200             1,025,472
        Union Pacific Corporation...........................             12,500               796,000
                                                                                          -----------
                                                                                            1,821,472
                                                                                          -----------
    TOTAL COMMON STOCK (Cost $61,794,653)...................                               76,562,723
                                                                                          -----------

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS -- MULTI CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2003

                                                                   Shares/Principal
Security Description                                                    Amount               Value
--------------------                                               ----------------       -----------
SHORT-TERM SECURITIES - 8.3%
    MONEY MARKET FUNDS - 7.5%
        SEI Daily Income Trust Government Fund..............          3,104,072           $ 3,104,072
        SEI Daily Income Trust Treasury Fund................          3,104,073             3,104,073
                                                                                          -----------
                                                                                            6,208,145
    U.S. GOVERNMENT AGENCIES - 0.8%
        Federal Home Loan Banks 1.02%, 12-1-03..............          $ 672,000               672,000
                                                                                          -----------
    TOTAL SHORT-TERM SECURITIES (Cost $6,880,145)...........                                6,880,145
TOTAL INVESTMENTS - 101.1% (Cost $68,674,798)...............                               83,442,868
Liabilities In Excess of Other Assets - (1.1)%..............                                 (938,842)
                                                                                          -----------
NET ASSETS - 100.0%.........................................                              $82,504,026
                                                                                          ===========

+    Non-income producing security
f    Foreign Security
ADR American Depository Receipt

                                               See Notes to Financial Statements
 34

BRAZOS MUTUAL FUNDS -- MID CAP PORTFOLIO

Portfolio of Investments                                       November 30, 2003

                    Security Description                            Shares            Value
                    --------------------                           ---------       ------------
COMMON STOCK - 94.8%
BUSINESS SERVICES - 3.6%
        Affiliated Computer Services, Inc.+.................          16,200       $    812,268
        Monster Worldwide Inc.+.............................          52,800          1,270,368
        Robert Half International Inc.+.....................          96,000          2,136,960
        Stericycle, Inc.+...................................          29,400          1,452,360
                                                                                   ------------
                                                                                      5,671,956
                                                                                   ------------
CONSUMER NON DURABLES - 0.5%
        NBTY, Inc.+.........................................          27,900            708,660
                                                                                   ------------
                                                                                        708,660
                                                                                   ------------
CONSUMER MERCHANDISING - 10.5%
        Advance Auto Parts, Inc.+...........................          24,300          1,983,366
        AnnTaylor Stores Corporation+.......................          21,400            850,436
        Bed Bath & Beyond Inc.+.............................          25,700          1,085,568
        Coach, Inc.+........................................          58,600          2,334,624
        CDW Corporation.....................................          68,500          4,092,875
        Nordstrom, Inc. ....................................          80,300          2,770,350
        RadioShack Corporation..............................          75,900          2,364,285
        Williams-Sonoma, Inc.+..............................          23,200            836,128
                                                                                   ------------
                                                                                     16,317,632
                                                                                   ------------
CONSUMER SERVICES - 9.2%
        Apollo Group, Inc.+.................................          39,850          2,750,846
        Career Education Corporation+.......................          35,000          1,789,550
        Corinthian Colleges, Inc.+..........................          26,000          1,662,180
        Education Management Corporation+...................          24,400          1,649,440
        International Game Technology.......................          37,600          1,304,344
        ITT Educational Services, Inc.+.....................          37,600          2,106,728
        Mandalay Resort Group...............................          72,600          3,118,170
                                                                                   ------------
                                                                                     14,381,258
                                                                                   ------------
ELECTRONIC COMPONENTS - 11.9%
        Agere Systems Inc.+.................................         343,300          1,215,282
        Applied Micro Circuits Corporation+.................         172,700          1,115,642
        Cypress Semiconductor Corporation+..................          34,300            767,634
        Emulex Corporation+.................................          54,000          1,593,000
        Intersil Corporation................................          43,300          1,143,553
        Linear Technology Corporation.......................          55,700          2,402,898
        Marvell Technology Group Ltd.+......................          36,400          1,437,436
        Micrel, Incorporated+...............................          68,100          1,164,510
        Microchip Technology Incorporated...................          45,550          1,566,920
        PMC-Sierra, Inc.+...................................          39,200            798,504
        QLogic Corporation+.................................          54,700          3,108,601
        Silicon Laboratories Inc.+..........................          43,600          2,139,452
                                                                                   ------------
                                                                                     18,453,432
                                                                                   ------------

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS -- MID CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2003

                    Security Description                            Shares            Value
                    --------------------                           ---------       ------------
COMMON STOCK (CONTINUED)
ELECTRONIC TECHNOLOGY - 14.1%
        Amkor Technology, Inc.+.............................          99,200       $  1,936,384
        ASML Holding N.V.+ ADR..............................         125,300          2,358,146
        Avocent Corporation+................................          20,500            784,945
        Brooks Automation, Inc.+............................          47,700          1,159,110
        Cabot Microelectronics Corporation+.................          21,200          1,125,508
        Cymer, Inc.+........................................          24,700          1,145,339
        Jabil Circuit, Inc.+................................          41,600          1,144,416
        KLA-Tencor Corporation+.............................          19,800          1,160,478
        Lam Research Corporation+...........................          61,300          1,961,600
        NetScreen Technologies, Inc.+.......................          41,700          1,050,840
        Novellus Systems, Inc.+.............................          42,100          1,842,296
        Scientific-Atlanta, Inc. ...........................          26,900            776,872
        Siliconware Precision Industries Company+ ADR.......         297,200          1,527,608
        Varian Semiconductor Equipment Associates, Inc.+....          31,200          1,452,672
        Zebra Technologies Corporation+.....................          39,300          2,498,301
                                                                                   ------------
                                                                                     21,924,515
                                                                                   ------------
ENERGY - 5.4%
        EOG Resources, Inc. ................................          35,900          1,505,646
        Peabody Energy Corporation..........................          84,100          2,834,170
        Suncor Energy, Inc. f...............................          63,200          1,413,152
        XTO Energy, Inc. ...................................         103,466          2,615,620
                                                                                   ------------
                                                                                      8,368,588
                                                                                   ------------
FINANCIAL INSTITUTIONS - 3.0%
        CapitalSource Inc.+.................................          61,900          1,366,752
        E*TRADE Financial Corporation+......................         148,700          1,610,421
        Everest Re Group, Ltd. .............................          20,300          1,668,457
                                                                                   ------------
                                                                                      4,645,630
                                                                                   ------------
HEALTHCARE PRODUCTS - 8.5%
        Barr Laboratories, Inc.+............................          43,800          3,615,252
        Chiron Corporation+.................................          29,200          1,565,704
        Medicis Pharmaceutical Corporation..................          41,400          2,727,432
        Mylan Laboratories Inc. ............................          93,900          2,377,548
        Teva Pharmaceutical Industries Ltd. ADR.............          33,800          2,035,973
        Valeant Pharmaceuticals International...............          38,900            930,099
                                                                                   ------------
                                                                                     13,252,008
                                                                                   ------------
HEALTHCARE SERVICES - 7.1%
        Caremark Rx, Inc.+..................................          35,100            937,170
        Community Health Systems Inc.+......................          64,400          1,743,952
        Covance Inc.+.......................................          60,700          1,586,091

                                               See Notes to Financial Statements
 36

BRAZOS MUTUAL FUNDS -- MID CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2003

                    Security Description                            Shares            Value
                    --------------------                           ---------       ------------
COMMON STOCK (CONTINUED)
HEALTHCARE SERVICES (continued)
        Coventry Health Care, Inc.+.........................          49,900       $  2,989,010
        Express Scripts, Inc.+..............................          13,100            847,963
        Omnicare, Inc. .....................................          73,500          2,934,120
                                                                                   ------------
                                                                                     11,038,306
                                                                                   ------------
HEALTHCARE TECHNOLOGY - 2.3%
        Angiotech Pharmaceuticals, Inc.+....................          15,700            773,539
        Invitrogen Corporation+.............................          14,000            954,380
        Zimmer Holdings, Inc.+..............................          27,600          1,819,392
                                                                                   ------------
                                                                                      3,547,311
                                                                                   ------------
MEDIA - 2.8%
        Cumulus Media Inc.+.................................          40,100            765,910
        Univision Communications Inc.+......................         100,800          3,636,864
                                                                                   ------------
                                                                                      4,402,774
                                                                                   ------------
TECHNOLOGY SERVICES & SOFTWARE - 5.2%
        Mercury Interactive Corporation+....................          48,000          2,246,400
        National Instruments Corporation+...................          38,100          1,724,787
        PeopleSoft, Inc.+...................................          73,400          1,552,410
        Symantec Corporation+...............................          27,800            912,674
        VERITAS Software Corporation+.......................          43,600          1,657,716
                                                                                   ------------
                                                                                      8,093,987
                                                                                   ------------
TELECOMMUNICATIONS - 6.6%
        ADTRAN, Inc. .......................................          22,000          1,448,040
        Advanced Fibre Communications, Inc.+................          71,300          1,593,555
        America Movil S.A. de C.V. ADR......................          96,200          2,466,568
        American Tower Corporation+.........................         136,100          1,548,818
        China Unicom Limited ADR............................         164,400          1,576,596
        UTStarcom, Inc.+....................................          42,400          1,606,112
                                                                                   ------------
                                                                                     10,239,689
                                                                                   ------------
TRADITIONAL HEAVY INDUSTRY - 1.9%
        Rockwell Automation, Inc. ..........................          66,800          2,221,100
        Schnitzer Steel Industries, Inc. ...................          15,300            827,883
                                                                                   ------------
                                                                                      3,048,983
                                                                                   ------------
TRANSPORTATION - 2.2%
        C.H. Robinson Worldwide, Inc. ......................          36,100          1,419,813
        J.B. Hunt Transport Services, Inc.+.................          74,000          1,935,840
                                                                                   ------------
                                                                                      3,355,653
                                                                                   ------------
    TOTAL COMMON STOCK (Cost $121,162,626)..................                        147,450,382
                                                                                   ------------

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS -- MID CAP PORTFOLIO

Portfolio of Investments - (continued)                         November 30, 2003

                    Security Description                             Shares             Value
                    --------------------                           -----------       ------------

SHORT-TERM SECURITIES - 6.5%
        SEI Daily Income Trust Government Fund..............         5,030,134       $  5,030,134
        SEI Daily Income Trust Treasury Fund................         5,030,134          5,030,134
                                                                                     ------------
    TOTAL SHORT-TERM SECURITIES (Cost $10,060,268)..........                           10,060,268
                                                                                     ------------
TOTAL INVESTMENTS - 101.3% (Cost $131,222,894)..............                          157,510,650
Liabilities In Excess of Other Assets - (1.3)%..............                           (2,015,910)
                                                                                     ------------
NET ASSETS - 100.0%.........................................                         $155,494,740
                                                                                     ============

+     Non-income producing security
f     Foreign Security
ADR American Depository Receipt

                                               See Notes to Financial Statements
 38

BRAZOS MUTUAL FUNDS

Statement of Assets and Liabilities                            November 30, 2003

                                                                REAL ESTATE
                                                  SMALL CAP     SECURITIES     MICRO CAP      MULTI CAP       MID CAP
                                                  PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                -------------   -----------   ------------   ------------   ------------
ASSETS:
    Investment securities, at value*..........  $ 768,695,181  $76,371,091    $245,435,231   $ 76,562,723   $147,450,382
    Short-term securities*....................     65,578,268    2,381,335       3,699,206      6,880,145     10,060,268
    Receivable for investments sold...........      7,702,094    1,472,894       1,358,918             --             --
    Interest and dividends receivable.........         73,841      188,404          13,163         11,530         30,603
    Receivable for shares of beneficial
      interest sold...........................        388,438           --         428,622             --            500
    Prepaid expenses and other................         48,101       12,625          16,690         14,630         14,061
                                                -------------  -----------    ------------   ------------   ------------
      Total assets............................    842,485,923   80,426,349     250,951,830     83,469,028    157,555,814
                                                -------------  -----------    ------------   ------------   ------------
LIABILITIES:
    Payable for investments purchased.........      8,177,647      177,104       4,817,441        720,465      1,772,253
    Payable for shares of beneficial interest
      redeemed................................        174,338      156,491         317,953         16,694         31,440
    Due to Custodian..........................             --    2,252,158              --             --             --
    Investment advisory and management fees
      payable.................................        599,659       29,908         245,148         35,877         92,453
    Accrued expenses..........................        163,205       68,494          88,678         58,030         57,435
    Administration fee payable................         90,702       23,479          33,426         19,025         20,263
    Distribution and service maintenance fees
      payable.................................         25,295       10,466          19,490        114,911         87,230
                                                -------------  -----------    ------------   ------------   ------------
      Total liabilities.......................      9,230,846    2,718,100       5,522,136        965,002      2,061,074
                                                -------------  -----------    ------------   ------------   ------------
        Net assets............................  $ 833,255,077  $77,708,249    $245,429,694   $ 82,504,026   $155,494,740
                                                =============  ===========    ============   ============   ============
NET ASSETS WERE COMPOSED OF:
    Shares of beneficial interest at par value
      of $.001................................  $      48,521  $     6,375    $     12,880   $      6,013   $     14,558
    Paid-in capital...........................    834,595,034   49,078,765     243,762,598    110,928,993    152,814,459
                                                -------------  -----------    ------------   ------------   ------------
                                                  834,643,555   49,085,140     243,775,478    110,935,006    152,829,017
    Accumulated undistributed net investment
      income (loss)...........................             --           --              --             --             --
    Accumulated undistributed net realized
      gain (loss) on investments..............   (141,222,562)  22,570,194     (58,141,466)   (43,199,050)   (23,622,033)
    Net unrealized appreciation of
      investments.............................    139,834,084    6,052,915      59,795,682     14,768,070     26,287,756
                                                -------------  -----------    ------------   ------------   ------------
        Net assets............................  $ 833,255,077  $77,708,249    $245,429,694   $ 82,504,026   $155,494,740
                                                =============  ===========    ============   ============   ============
    *Identified cost:
    Investment securities.....................  $ 628,861,097  $70,318,176    $185,639,549   $ 61,794,653   $121,162,626
                                                =============  ===========    ============   ============   ============
    Short-term securities.....................  $  65,578,268  $ 2,381,335    $  3,699,206   $  6,880,145   $ 10,060,268
                                                =============  ===========    ============   ============   ============

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS

Statement of Assets and Liabilities - (continued)              November 30, 2003

                                                            REAL ESTATE
                                              SMALL CAP     SECURITIES     MICRO CAP      MULTI CAP      MID CAP
                                              PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                             ------------   -----------   ------------   -----------   ------------
CLASS Y (UNLIMITED SHARES AUTHORIZED):
    Net assets.............................  $809,795,167   $69,105,771   $223,005,799   $36,553,768   $124,464,883
    Shares of beneficial interest issued
      and outstanding......................    47,114,598     5,668,670     11,686,775     2,637,199     11,615,239
    Net asset value, offering and
      redemption price per share...........  $      17.19   $     12.19   $      19.08   $     13.86   $      10.72
                                             ============   ===========   ============   ===========   ============
CLASS N(caret)# (UNLIMITED SHARES
  AUTHORIZED):
    Net assets.............................  $ 16,979,094   $ 3,131,329   $ 11,688,542   $37,823,974   $ 31,029,857
    Shares of beneficial interest issued
      and outstanding......................     1,010,486       256,747        616,923     2,771,457      2,942,734
    Net asset value, offering and
      redemption price per share...........  $      16.80   $     12.20   $      18.95   $     13.65   $      10.54
                                             ============   ===========   ============   ===========   ============
CLASS B* (UNLIMITED SHARES AUTHORIZED):
    Net assets.............................  $  3,227,362   $ 3,095,326   $  5,361,247   $ 4,902,362
    Shares of beneficial interest issued
      and outstanding......................       197,118       254,548        287,924       364,863
    Net asset value, offering and
      redemption price per share share
      (excluding any applicable contingent
      deferred sales charge)...............  $      16.37   $     12.16   $      18.62   $     13.44
                                             ============   ===========   ============   ===========
CLASS II (UNLIMITED SHARES AUTHORIZED):
    Net assets.............................  $  3,253,454   $ 2,375,823   $  5,374,106   $ 3,223,922
    Shares of beneficial interest issued
      and outstanding......................       199,115       195,242        288,642       239,975
    Net asset value, offering and
      redemption price per share (excluding
      any applicable contingent deferred
      sales charge)........................  $      16.34   $     12.17   $      18.62   $     13.43
  Maximum sales charge (1.00% of offering
    price).................................          0.16          0.12           0.19          0.13
                                             ------------   -----------   ------------   -----------
  Maximum offering price to public.........  $      16.50   $     12.29   $      18.81   $     13.56
                                             ============   ===========   ============   ===========

(caret)   Formerly Class A shares.
# Effective November 25, 2002 Class B & II Shares of the Mid Cap Portfolio were redesignated as Class N Shares.
* Class B shares will convert automatically to Class N shares on the first business day of the month after eight years from the issuance of such shares.

                                               See Notes to Financial Statements
 40

BRAZOS MUTUAL FUNDS

Statement of Operations - For the year ended November 30, 2003

                                                                   REAL ESTATE
                                                     SMALL CAP     SECURITIES     MICRO CAP     MULTI CAP      MID CAP
                                                     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                    ------------   -----------   -----------   -----------   -----------
INVESTMENT INCOME:
Income:
  Interest........................................  $    401,734   $   37,904    $    75,648   $    54,283   $   110,533
  Dividends.......................................     1,549,802    5,508,989        296,520       294,586       276,789
                                                    ------------   -----------   -----------   -----------   -----------
      Total investment income.....................     1,951,536    5,546,893        372,168       348,869       387,322
                                                    ------------   -----------   -----------   -----------   -----------
Expenses:
  Investment advisory and management fees.........     6,532,566    1,180,712      2,415,148       728,341       994,953
  Administration fees.............................       542,707      134,942        179,990       104,001       105,226
  Distribution and service maintenance
    fees - Class N................................        38,680       10,850         29,133       114,968        95,443
  Distribution and service maintenance
    fees - Class B................................        30,261       29,023         43,761        48,332            --
  Distribution and service maintenance
    fees - Class II...............................        33,281       24,312         45,706        36,310            --
  Transfer agent fees and expenses................       225,057       92,640        149,231        91,361        67,360
  Registration fees...............................        54,337       43,967         51,939        51,065        31,728
  Fund accounting expenses........................       133,128       52,278         66,357        47,573        45,783
  Custodian fees and expenses.....................        99,151       28,634         31,420        16,627        23,737
  Audit and tax fees..............................        59,631        8,425         20,004         8,424        13,218
  Trustees' fees and expenses.....................       114,300       20,456         31,160        15,432        20,721
  Printing expense................................        61,796       12,796         18,747         8,534         8,748
  Legal fees and expenses.........................       140,563       25,932         38,951        19,561        25,637
  Insurance expense...............................        55,182       10,978         13,498         8,041         9,121
  Miscellaneous expenses..........................        23,654        1,616          3,745         2,440           846
                                                    ------------   -----------   -----------   -----------   -----------
      Total expenses..............................     8,144,294    1,677,561      3,138,790     1,301,010     1,442,521
      Less: Expenses waived/reimbursed............            --      (81,044)       (47,198)      (38,451)       (1,706)
                                                    ------------   -----------   -----------   -----------   -----------
      Net expenses................................     8,144,294    1,596,517      3,091,592     1,262,559     1,440,815
                                                    ------------   -----------   -----------   -----------   -----------
Net investment income (loss)......................    (6,192,758)   3,950,376     (2,719,424)     (913,690)   (1,053,493)
                                                    ------------   -----------   -----------   -----------   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments..................    75,213,237   26,693,212     51,094,833     2,593,464     4,738,634
Net change in unrealized appreciation/depreciation
  on investments..................................   119,975,797    4,200,250     46,429,464    18,766,035    27,637,782
                                                    ------------   -----------   -----------   -----------   -----------
Net realized and unrealized gain on investments...   195,189,034   30,893,462     97,524,297    21,359,499    32,376,416
                                                    ------------   -----------   -----------   -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS......................................  $188,996,276   $34,843,838   $94,804,873   $20,445,809   $31,322,923
                                                    ============   ===========   ===========   ===========   ===========

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS

Statement of Changes in Net Assets

                                                                                             REAL ESTATE
                                                          SMALL CAP PORTFOLIO            SECURITIES PORTFOLIO
                                                     -----------------------------   ----------------------------
                                                        FOR THE         FOR THE         FOR THE        FOR THE
                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                     NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,
                                                         2003            2002            2003            2002
                                                     -------------   -------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss)....................   $  (6,192,758)  $  (6,864,238)  $   3,950,376   $  6,495,155
  Net realized gain (loss) on investments.........      75,213,237    (154,658,634)     26,693,212     17,956,390
  Net change in unrealized
    appreciation/depreciation on investments......     119,975,797     (88,140,996)      4,200,250    (14,070,640)
                                                     -------------   -------------   -------------   ------------
  Net increase (decrease) in net assets resulting
    from operations...............................     188,996,276    (249,663,868)     34,843,838     10,380,905
                                                     -------------   -------------   -------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income (Class Y)............              --              --      (3,889,057)    (6,477,624)
  From net investment income (Class N)............              --              --         (86,743)      (116,205)
  From net investment income (Class B)............              --              --         (64,039)       (88,272)
  From net investment income (Class II)...........              --              --         (53,519)       (91,577)
  From net realized gain on investments (Class
    Y)............................................              --              --     (12,025,214)            --
  From net realized gain on investments (Class
    N)............................................              --              --        (292,828)            --
  From net realized gain on investments (Class
    B)............................................              --              --        (270,107)            --
  From net realized gain on investments (Class
    II)...........................................              --              --        (239,645)            --
                                                     -------------   -------------   -------------   ------------
Total dividends and distributions to
  shareholders....................................              --              --     (16,921,152)    (6,773,678)
                                                     -------------   -------------   -------------   ------------
Net increase (decrease) in net assets resulting
  from capital share transactions (Note 5)........    (100,927,328)     80,704,104    (104,667,155)   (24,398,192)
                                                     -------------   -------------   -------------   ------------
Total increase (decrease) in net assets...........      88,068,948    (168,959,764)    (86,744,469)   (20,790,965)
NET ASSETS:
Beginning of period...............................     745,186,129     914,145,893     164,452,718    185,243,683
                                                     -------------   -------------   -------------   ------------
End of period (including undistributed net
  investment income of $0, $0, $0, $122,520,
  respectively)...................................   $ 833,255,077   $ 745,186,129   $  77,708,249   $164,452,718
                                                     =============   =============   =============   ============

                                               See Notes to Financial Statements
 42

BRAZOS MUTUAL FUNDS

                                    MICRO CAP PORTFOLIO            MULTI CAP PORTFOLIO            MID CAP PORTFOLIO
                                ----------------------------   ---------------------------   ---------------------------
                                  FOR THE         FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                 YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,   NOVEMBER 30,
                                    2003           2002            2003           2002           2003           2002
                                ------------   -------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET
  ASSETS:
Operations:
  Net investment loss.........  $ (2,719,424)  $  (3,990,485)  $   (913,690)  $ (1,080,863)  $ (1,053,493)  $   (860,244)
  Net realized gain (loss) on
    investments...............    51,094,833     (93,244,556)     2,593,464    (38,306,866)     4,738,634    (21,015,413)
  Net change in unrealized
    appreciation/depreciation
    on investments............    46,429,464     (16,184,291)    18,766,035    (10,695,404)    27,637,782     (7,135,196)
                                ------------   -------------   ------------   ------------   ------------   ------------
  Net increase (decrease) in
    net assets resulting from
    operations................    94,804,873    (113,419,332)    20,445,809    (50,083,133)    31,322,923    (29,010,853)
                                ------------   -------------   ------------   ------------   ------------   ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment income
    (Class Y).................            --              --             --             --             --             --
  From net investment income
    (Class N).................            --              --             --             --             --             --
  From net investment income
    (Class B).................            --              --             --             --             --             --
  From net investment income
    (Class II)................            --              --             --             --             --             --
  From net realized gain on
    investments (Class Y).....            --              --             --             --             --             --
  From net realized gain on
    investments (Class N).....            --              --             --             --             --             --
  From net realized gain on
    investments (Class B).....            --              --             --             --             --             --
  From net realized gain on
    investments (Class II)....            --              --             --             --             --             --
                                ------------   -------------   ------------   ------------   ------------   ------------
Total dividends and
  distributions to
  shareholders................            --              --             --             --             --             --
                                ------------   -------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net
  assets resulting from
  capital share transactions
  (Note 5)....................   (48,964,515)      3,263,090    (51,842,707)    56,053,148      9,176,379     79,413,708
                                ------------   -------------   ------------   ------------   ------------   ------------
Total increase (decrease) in
  net assets..................    45,840,358    (110,156,242)   (31,396,898)     5,970,015     40,499,302     50,402,855
NET ASSETS:
Beginning of period...........   199,589,336     309,745,578    113,900,924    107,930,909    114,995,438     64,592,583
                                ------------   -------------   ------------   ------------   ------------   ------------
End of period (including
  undistributed net investment
  income of $0, $0, $0, $0,
  $0, $0, respectively).......  $245,429,694   $ 199,589,336   $ 82,504,026   $113,900,924   $155,494,740   $114,995,438
                                ============   =============   ============   ============   ============   ============

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS

Financial Highlights

                              SMALL CAP PORTFOLIO

                                              NET
                                             GAIN
                                           (LOSS) ON
                                            INVEST-                                                   NET
                      NET                    MENTS       TOTAL      DIVIDENDS   DISTRI-              ASSET                  NET
                     ASSET        NET      (REALIZED      FROM      FROM NET    BUTIONS             VALUE,                 ASSETS
                    VALUE,      INVEST-       AND       INVEST-      INVEST-     FROM      TOTAL      END                  END OF
     PERIOD        BEGINNING     MENT       UNREAL-       MENT        MENT      CAPITAL   DISTRI-     OF        TOTAL      PERIOD
      ENDED        OF PERIOD    LOSS(1)      IZED)     OPERATIONS    INCOME      GAINS    BUTIONS   PERIOD    RETURN(2)   (000'S)
-----------------  ---------   ---------   ---------   ----------   ---------   -------   -------   -------   ---------   --------
                                                             CLASS Y
11/30/1999.......   $14.07      $(0.13)     $ 4.60       $ 4.47        $--      $   --    $   --    $18.54      31.77%    $627,978
11/30/2000.......    18.54       (0.09)       2.75         2.66         --       (1.94)    (1.94)    19.26      13.36      890,033
11/30/2001.......    19.26       (0.08)      (0.97)       (1.05)        --       (0.62)    (0.62)    17.59      (5.97)     852,689
11/30/2002.......    17.59       (0.12)      (4.20)       (4.32)        --          --        --     13.27     (24.56)     730,498
11/30/2003.......    13.27       (0.12)       4.04         3.92         --          --        --     17.19      29.54      809,795
                                                            CLASS N(6)
9/8/99 -
 11/30/99(3).....   $16.90      $(0.05)     $ 1.65       $ 1.60        $--      $   --    $   --    $18.50       9.47%    $    394
11/30/2000.......    18.50       (0.23)       2.76         2.53         --       (1.94)    (1.94)    19.09      12.68        2,706
11/30/2001.......    19.09       (0.20)      (0.94)       (1.14)        --       (0.62)    (0.62)    17.33      (6.51)      50,417
11/30/2002.......    17.33       (0.22)      (4.09)       (4.31)        --          --        --     13.02     (24.87)       7,177
11/30/2003.......    13.02       (0.16)       3.94         3.78         --          --        --     16.80      29.03       16,979
                                                             CLASS B
9/8/99 -
 11/30/99(3).....   $16.90      $(0.09)     $ 1.68       $ 1.59        $--      $   --    $   --    $18.49       9.41%    $    562
11/30/2000.......    18.49       (0.37)       2.76         2.39         --       (1.94)    (1.94)    18.94      11.92        1,917
11/30/2001.......    18.94       (0.30)      (0.93)       (1.23)        --       (0.62)    (0.62)    17.09      (7.05)       4,935
11/30/2002.......    17.09       (0.31)      (4.03)       (4.34)        --          --        --     12.75     (25.39)       3,478
11/30/2003.......    12.75       (0.24)       3.86         3.62         --          --        --     16.37      28.39        3,227
                                                             CLASS II
9/8/99 -
 11/30/99(3).....   $16.90      $(0.08)     $ 1.68       $ 1.60        $--      $   --    $   --    $18.50       9.47%    $    397
11/30/2000.......    18.50       (0.36)       2.74         2.38         --       (1.94)    (1.94)    18.94      11.86        1,454
11/30/2001.......    18.94       (0.30)      (0.94)       (1.24)        --       (0.62)    (0.62)    17.08      (7.10)       6,104
11/30/2002.......    17.08       (0.41)      (3.93)       (4.34)        --          --        --     12.74     (25.41)       4,033
11/30/2003.......    12.74       (0.24)       3.84         3.60         --          --        --     16.34      28.26        3,253


                     RATIO
                    OF NET       RATIO
                   EXPENSES      OF NET
                      TO       INVESTMENT
                    AVERAGE     LOSS TO
     PERIOD           NET       AVERAGE     PORTFOLIO
      ENDED        ASSETS(5)   NET ASSETS   TURNOVER
-----------------  ---------   ----------   ---------
                                CLASS Y
11/30/1999.......    1.08%       (0.78)%       105%
11/30/2000.......    1.03        (0.40)        132
11/30/2001.......    1.05        (0.44)         75
11/30/2002.......    1.03        (0.75)        116
11/30/2003.......    1.11        (0.84)        161
                               CLASS N(6)
9/8/99 -
 11/30/99(3).....    1.65%(4)    (1.46)%(4)    105%
11/30/2000.......    1.65        (1.01)        132
11/30/2001.......    1.61        (1.05)         75
11/30/2002.......    1.63        (1.34)        116
11/30/2003.......    1.41        (1.14)        161
                                CLASS B
9/8/99 -
 11/30/99(3).....    2.30%(4)    (2.12)%(4)    105%
11/30/2000.......    2.30        (1.66)        132
11/30/2001.......    2.30        (1.72)         75
11/30/2002.......    2.26        (1.99)        116
11/30/2003.......    2.06        (1.79)        161
                                CLASS II
9/8/99 -
 11/30/99(3).....    2.30%(4)    (2.11)%(4)    105%
11/30/2000.......    2.30        (1.67)        132
11/30/2001.......    2.30        (1.73)         75
11/30/2002.......    2.27        (2.56)        116
11/30/2003.......    2.06        (1.79)        161

------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                                    11/30/1999    11/30/2000    11/30/2001    11/30/2002    11/30/2003
                                                    ----------    ----------    ----------    ----------    ----------
Small Cap Portfolio Class Y.....................       1.08%         1.03%         1.05%         1.03%         1.11%
Small Cap Portfolio Class N.....................       1.79(4)       2.80          1.71          1.64          1.41
Small Cap Portfolio Class B.....................       2.44(4)       4.13          2.83          2.38          2.06
Small Cap Portfolio Class II....................       2.44(4)       4.89          2.83          2.36          2.06

(6) Formerly Class A shares

                                               See Notes to Financial Statements
 44

BRAZOS MUTUAL FUNDS

                        REAL ESTATE SECURITIES PORTFOLIO

                                              NET
                                             GAIN
                                           (LOSS) ON
                                            INVEST-                                                   NET
                      NET                    MENTS       TOTAL      DIVIDENDS   DISTRI-              ASSET                  NET
                     ASSET        NET      (REALIZED      FROM      FROM NET    BUTIONS             VALUE,                 ASSETS
                    VALUE,      INVEST-       AND       INVEST-      INVEST-     FROM      TOTAL      END                  END OF
     PERIOD        BEGINNING     MENT       UNREAL-       MENT        MENT      CAPITAL   DISTRI-     OF        TOTAL      PERIOD
      ENDED        OF PERIOD   INCOME(1)     IZED)     OPERATIONS    INCOME      GAINS    BUTIONS   PERIOD    RETURN(2)   (000'S)
-----------------  ---------   ---------   ---------   ----------   ---------   -------   -------   -------   ---------   --------
                                                             CLASS Y
11/30/1999.......   $ 9.21       $0.47      $(1.17)      $(0.70)     $(0.44)    $   --    $(0.44)   $ 8.07      (7.86)%   $128,997
11/30/2000.......     8.07        0.45        1.19         1.64       (0.39)        --     (0.39)     9.32      20.64      193,824
11/30/2001.......     9.32        0.39        1.06         1.45       (0.45)        --     (0.45)    10.32      15.81      178,250
11/30/2002.......    10.32        0.40        0.23         0.63       (0.42)        --     (0.42)    10.53       6.00      154,956
11/30/2003.......    10.53        0.32        2.59         2.91       (0.34)     (0.91)    (1.25)    12.19      30.84       69,106
                                                            CLASS N(6)
9/8/99 -
 11/30/99(3).....   $ 8.80       $0.12      $(0.74)      $(0.62)     $(0.12)    $   --    $(0.12)   $ 8.06      (7.06)%   $    143
11/30/2000.......     8.06        0.41        1.17         1.58       (0.33)        --     (0.33)     9.31      19.81          537
11/30/2001.......     9.31        0.37        1.02         1.39       (0.40)        --     (0.40)    10.30      15.18        2,213
11/30/2002.......    10.30        0.34        0.26         0.60       (0.36)        --     (0.36)    10.54       5.77        3,432
11/30/2003.......    10.54        0.28        2.59         2.87       (0.30)     (0.91)    (1.21)    12.20      30.34        3,131
                                                             CLASS B
9/8/99 -
 11/30/99(3).....   $ 8.80       $0.10      $(0.73)      $(0.63)     $(0.12)    $   --    $(0.12)   $ 8.05      (7.20)%   $    162
11/30/2000.......     8.05        0.35        1.17         1.52       (0.28)        --     (0.28)     9.29      19.14          738
11/30/2001.......     9.29        0.29        1.04         1.33       (0.33)        --     (0.33)    10.29      14.52        2,339
11/30/2002.......    10.29        0.27        0.25         0.52       (0.29)        --     (0.29)    10.52       4.99        3,255
11/30/2003.......    10.52        0.21        2.57         2.78       (0.23)     (0.91)    (1.14)    12.16      29.41        3,095
                                                             CLASS II
9/8/99 -
 11/30/99(3).....   $ 8.80       $0.11      $(0.74)      $(0.63)     $(0.12)    $   --    $(0.12)   $ 8.05      (7.20)%   $    143
11/30/2000.......     8.05        0.34        1.18         1.52       (0.28)        --     (0.28)     9.29      19.14        1,016
11/30/2001.......     9.29        0.27        1.06         1.33       (0.33)        --     (0.33)    10.29      14.52        2,441
11/30/2002.......    10.29        0.27        0.25         0.52       (0.29)        --     (0.29)    10.52       4.99        2,810
11/30/2003.......    10.52        0.21        2.58         2.79       (0.23)     (0.91)    (1.14)    12.17      29.48        2,376


                     RATIO
                    OF NET       RATIO
                   EXPENSES      OF NET
                      TO       INVESTMENT
                    AVERAGE    INCOME TO
     PERIOD           NET       AVERAGE     PORTFOLIO
      ENDED        ASSETS(5)   NET ASSETS   TURNOVER
-----------------  ---------   ----------   ---------
                                CLASS Y
11/30/1999.......    1.19%        5.23%        100%
11/30/2000.......    1.10         4.99          66
11/30/2001.......    1.12         4.27          67
11/30/2002.......    1.11         3.78          71
11/30/2003.......    1.16         3.07         122
                               CLASS N(6)
9/8/99 -
 11/30/99(3).....    1.65%(4)     6.13%(4)     100%
11/30/2000.......    1.65         4.29          66
11/30/2001.......    1.65         3.66          67
11/30/2002.......    1.64         3.14          71
11/30/2003.......    1.56         2.67         122
                                CLASS B
9/8/99 -
 11/30/99(3).....    2.30%(4)     5.48%(4)     100%
11/30/2000.......    2.30         3.90          66
11/30/2001.......    2.30         2.96          67
11/30/2002.......    2.30         2.49          71
11/30/2003.......    2.21         2.02         122
                                CLASS II
9/8/99 -
 11/30/99(3).....    2.30%(4)     5.61%(4)     100%
11/30/2000.......    2.30         3.76          66
11/30/2001.......    2.30         2.95          67
11/30/2002.......    2.30         2.44          71
11/30/2003.......    2.21         2.02         122

------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                                    11/30/1999    11/30/2000    11/30/2001    11/30/2002    11/30/2003
                                                    ----------    ----------    ----------    ----------    ----------
Real Estate Securities Portfolio Class Y........       1.19%         1.10%         1.12%         1.11%         1.23%
Real Estate Securities Portfolio Class N........       1.83(4)       5.07          2.80          1.84          1.64
Real Estate Securities Portfolio Class B........       2.48(4)       7.15          3.56          2.49          2.29
Real Estate Securities Portfolio Class II.......       2.48(4)       8.79          3.27          2.47          2.29

(6) Formerly Class A shares

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS

                              MICRO CAP PORTFOLIO

                                            NET
                                           GAIN
                                         (LOSS) ON
                                          INVEST-                                                   NET
                      NET                  MENTS       TOTAL      DIVIDENDS   DISTRI-              ASSET                  NET
                     ASSET       NET     (REALIZED      FROM      FROM NET    BUTIONS             VALUE,                 ASSETS
                    VALUE,     INVEST-      AND       INVEST-      INVEST-     FROM      TOTAL      END                  END OF
     PERIOD        BEGINNING    MENT      UNREAL-       MENT        MENT      CAPITAL   DISTRI-     OF        TOTAL      PERIOD
      ENDED        OF PERIOD   LOSS(1)     IZED)     OPERATIONS    INCOME      GAINS    BUTIONS   PERIOD    RETURN(2)   (000'S)
-----------------  ---------   -------   ---------   ----------   ---------   -------   -------   -------   ---------   --------
                                                            CLASS Y
11/30/1999.......   $12.03     $(0.14)    $ 7.91       $ 7.77        $--      $(1.47)   $(1.47)   $18.33      65.67%    $121,914
11/30/2000.......    18.33     (0.18)       6.83         6.65         --       (5.51)    (5.51)    19.47      34.65      181,165
11/30/2001.......    19.47     (0.16)       0.62         0.46         --       (2.00)    (2.00)    17.93       1.86      259,632
11/30/2002.......    17.93     (0.20)      (5.62)       (5.82)        --          --        --     12.11     (32.46)     181,603
11/30/2003.......    12.11     (0.18)       7.15         6.97         --          --        --     19.08      57.56      223,006
                                                           CLASS N(6)
5/1/01 -
 11/30/01(3).....   $19.51     $(0.15)    $(1.48)      $(1.63)       $--      $   --    $   --    $17.88      (8.35)%   $ 22,357
11/30/2002.......    17.88     (0.28)      (5.53)       (5.81)        --          --        --     12.07     (32.49)       8,373
11/30/2003.......    12.07     (0.23)       7.11         6.88         --          --        --     18.95      57.00       11,689
                                                            CLASS B
5/1/01 -
 11/30/01(3).....   $19.51     $(0.22)    $(1.48)      $(1.70)       $--      $   --    $   --    $17.81      (8.71)%   $ 12,609
11/30/2002.......    17.81     (0.38)      (5.50)       (5.88)        --          --        --     11.93     (33.02)       4,465
11/30/2003.......    11.93     (0.31)       7.00         6.69         --          --        --     18.62      56.08        5,361
                                                            CLASS II
5/1/01 -
 11/30/01(3).....   $19.51     $(0.21)    $(1.49)      $(1.70)       $--      $   --    $   --    $17.81      (8.71)%   $ 15,147
11/30/2002.......    17.81     (0.38)      (5.50)       (5.88)        --          --        --     11.93     (33.02)       5,149
11/30/2003.......    11.93     (0.31)       7.00         6.69         --          --        --     18.62      56.08        5,374


                     RATIO
                    OF NET       RATIO
                   EXPENSES      OF NET
                      TO       INVESTMENT
                    AVERAGE     LOSS TO
     PERIOD           NET       AVERAGE     PORTFOLIO
      ENDED        ASSETS(5)   NET ASSETS   TURNOVER
-----------------  ---------   ----------   ---------
                                CLASS Y
11/30/1999.......    1.54%       (0.95)%       150%
11/30/2000.......    1.46        (0.77)        159
11/30/2001.......    1.42        (0.92)         71
11/30/2002.......    1.42        (1.23)        134
11/30/2003.......    1.48        (1.30)        155
                               CLASS N(6)
5/1/01 -
 11/30/01(3).....    1.90%(4)    (1.52)%(4)     71%
11/30/2002.......    1.90        (1.71)        134
11/30/2003.......    1.78        (1.60)        155
                                CLASS B
5/1/01 -
 11/30/01(3).....    2.55%(4)    (2.17)%(4)     71%
11/30/2002.......    2.55        (2.36)        134
11/30/2003.......    2.43        (2.25)        155
                                CLASS II
5/1/01 -
 11/30/01(3).....    2.55%(4)    (2.17)%(4)     71%
11/30/2002.......    2.55        (2.36)        134
11/30/2003.......    2.43        (2.25)        155

------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                                    11/30/1999    11/30/2000    11/30/2001    11/30/2002    11/30/2003
                                                    ----------    ----------    ----------    ----------    ----------
Micro Cap Portfolio Class Y.....................       1.54%         1.46%         1.42%         1.42%         1.51%
Micro Cap Portfolio Class N.....................         --            --          2.48(4)       2.14          1.81
Micro Cap Portfolio Class B.....................         --            --          3.28(4)       2.75          2.46
Micro Cap Portfolio Class II....................         --            --          3.16(4)       2.75          2.46

(6) Formerly Class A shares

                                               See Notes to Financial Statements
 46

BRAZOS MUTUAL FUNDS

                              MULTI CAP PORTFOLIO

                                            NET
                                           GAIN
                                         (LOSS) ON
                                          INVEST-                                                   NET                    NET
                                           MENTS       TOTAL      DIVIDENDS   DISTRI-              ASSET                 ASSETS
                   NET ASSET     NET     (REALIZED      FROM      FROM NET    BUTIONS              VALUE,                  END
                    VALUE,     INVEST-      AND       INVEST-      INVEST-     FROM      TOTAL      END                    OF
     PERIOD        BEGINNING    MENT      UNREAL-       MENT        MENT      CAPITAL   DISTRI-      OF        TOTAL     PERIOD
      ENDED        OF PERIOD   LOSS(1)     IZED)     OPERATIONS    INCOME      GAINS    BUTIONS    PERIOD    RETURN(2)   (000'S)
-----------------  ---------   -------   ---------   ----------   ---------   -------   -------   --------   ---------   -------
                                                            CLASS Y
12/31/98 -
 11/30/99(3).....   $10.00     $(0.05)    $ 6.96       $ 6.91        $--      $(2.13)   $(2.13)    $14.78      72.39%    $35,944
11/30/2000.......    14.78     (0.13)       5.53         5.40         --       (3.22)    (3.22)     16.96      37.02      82,936
11/30/2001.......    16.96     (0.06)      (0.95)       (1.01)        --       (0.49)    (0.49)     15.46      (6.41)     61,991
11/30/2002.......    15.46     (0.07)      (4.39)       (4.46)        --          --        --      11.00     (28.85)     71,316
11/30/2003.......    11.00     (0.09)       2.95         2.86         --          --        --      13.86      26.00      36,554
                                                           CLASS N(6)
3/31/00 -
 11/30/00(3).....   $18.92     $(0.15)    $ 0.43       $ 0.28        $--      $(2.30)   $(2.30)    $16.90       0.69%    $   108
11/30/2001.......    16.90     (0.12)      (0.94)       (1.06)        --       (0.49)    (0.49)     15.35      (6.74)     32,571
11/30/2002.......    15.35     (0.14)      (4.34)       (4.48)        --          --        --      10.87     (29.19)     32,270
11/30/2003.......    10.87     (0.12)       2.90         2.78         --          --        --      13.65      25.57      37,824
                                                            CLASS B
5/1/01 -
 11/30/01(3).....   $16.82     $(0.11)    $(1.43)      $(1.54)       $--      $   --    $   --     $15.28      (9.16)%   $ 6,396
11/30/2002.......    15.28     (0.23)      (4.29)       (4.52)        --          --        --      10.76     (29.58)      5,589
11/30/2003.......    10.76     (0.20)       2.88         2.68         --          --        --      13.44      24.91       4,902
                                                            CLASS II
5/1/01 -
 11/30/01(3).....   $16.82     $(0.11)    $(1.43)      $(1.54)       $--      $   --    $   --     $15.28      (9.16)%   $ 6,974
11/30/2002.......    15.28     (0.23)      (4.28)       (4.51)        --          --        --      10.77     (29.52)      4,725
11/30/2003.......    10.77     (0.19)       2.85         2.66         --          --        --      13.43      24.70       3,224


                     RATIO
                    OF NET      RATIO OF
                   EXPENSES       NET
                      TO       INVESTMENT
                    AVERAGE     LOSS TO
     PERIOD           NET       AVERAGE     PORTFOLIO
      ENDED        ASSETS(5)   NET ASSETS   TURNOVER
-----------------  ---------   ----------   ---------
                                CLASS Y
12/31/98 -
 11/30/99(3).....     1.35%(4)   (0.42)%(4)    154%
11/30/2000.......     1.27       (0.71)        187
11/30/2001.......     1.12       (0.36)        122
11/30/2002.......     1.04       (0.50)        158
11/30/2003.......     1.09       (0.73)        178
                               CLASS N(6)
3/31/00 -
 11/30/00(3).....     1.70%(4)   (1.09)%(4)    187%
11/30/2001.......     1.52       (0.73)        122
11/30/2002.......     1.54       (1.01)        158
11/30/2003.......     1.44       (1.08)        178
                                CLASS B
5/1/01 -
 11/30/01(3).....     2.19%(4)   (1.40)%(4)    122%
11/30/2002.......     2.19       (1.66)        158
11/30/2003.......     2.09       (1.73)        178
                                CLASS II
5/1/01 -
 11/30/01(3).....     2.19%(4)   (1.41)%(4)    122%
11/30/2002.......     2.19       (1.66)        158
11/30/2003.......     2.09       (1.73)        178

------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                                    11/30/1999    11/30/2000    11/30/2001    11/30/2002    11/30/2003
                                                    ----------    ----------    ----------    ----------    ----------
Multi Cap Portfolio Class Y.....................       1.65%(4)      1.27%         1.12%        1.04%         1.14%
Multi Cap Portfolio Class N.....................         --         26.55%(4)      1.68%        1.57%         1.49%
Multi Cap Portfolio Class B.....................         --            --          4.00%(4)     2.37%         2.14%
Multi Cap Portfolio Class II....................         --            --          3.90%(4)     2.36%         2.14%

(6) Formerly Class A shares

See Notes to Financial Statements

BRAZOS MUTUAL FUNDS

                               MID CAP PORTFOLIO

                                             NET
                                            GAIN
                                          (LOSS) ON
                                           INVEST-                                                     NET
                     NET                    MENTS       TOTAL      DIVIDENDS   DISTRI-                ASSET
                    ASSET        NET      (REALIZED      FROM      FROM NET    BUTIONS                VALUE,
                   VALUE,      INVEST-       AND       INVEST-      INVEST-      FROM      TOTAL       END
     PERIOD       BEGINNING     MENT       UNREAL-       MENT        MENT      CAPITAL    DISTRI-       OF        TOTAL
     ENDED        OF PERIOD    LOSS(1)      IZED)     OPERATIONS    INCOME      GAINS     BUTIONS     PERIOD    RETURN(2)
----------------  ---------   ---------   ---------   ----------   ---------   --------   -------    --------   ---------
CLASS Y
12/31/99 -
 11/30/00(3)....   $10.00      $(0.08)     $ 2.02       $ 1.94        $--       $(0.48)   $(0.48)     $11.46      18.93%
11/30/2001......    11.46       (0.07)      (0.41)       (0.48)        --        (0.25)    (0.25)      10.73      (4.52)
11/30/2002......    10.73       (0.07)      (2.10)       (2.17)        --           --        --        8.56     (20.22)
11/30/2003......     8.56       (0.07)       2.23         2.16         --           --        --       10.72      25.23
CLASS N(6),(7)
3/31/00 -
 11/30/00(3)....   $12.00      $(0.11)     $ 0.02       $(0.09)       $--       $(0.48)   $(0.48)     $11.43      (1.15)%
11/30/2001......    11.43       (0.13)      (0.38)       (0.51)        --        (0.25)    (0.25)      10.67      (4.80)
11/30/2002......    10.67       (0.12)      (2.10)       (2.22)        --           --        --        8.45     (20.81)
11/30/2003......     8.45       (0.10)       2.19         2.09         --           --        --       10.54      24.73


                               RATIO
                              OF NET       RATIO
                    NET      EXPENSES      OF NET
                   ASSETS       TO       INVESTMENT
                   END OF     AVERAGE     LOSS TO
     PERIOD        PERIOD       NET       AVERAGE     PORTFOLIO
     ENDED        (000'S)    ASSETS(5)   NET ASSETS   TURNOVER
----------------  --------   ---------   ----------   ---------
CLASS Y
12/31/99 -
 11/30/00(3)....  $ 65,055     1.32%(4)    (0.65)%(4)    137%
11/30/2001......    61,317     1.18        (0.66)        113
11/30/2002......    88,196     1.04        (0.75)        108
11/30/2003......   124,465     1.01        (0.72)        172
CLASS N(6),(7)
3/31/00 -
 11/30/00(3)....  $    108     1.70%(4)    (1.15)%(4)    137%
11/30/2001......     1,093     1.54        (1.07)        113
11/30/2002......    26,799     1.52        (1.22)        108
11/30/2003......    31,030     1.36        (1.07)        172

------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                                               11/30/2000    11/30/2001    11/30/2002    11/30/2003
                                                               ----------    ----------    ----------    ----------
Mid Cap Portfolio Class Y..................................       1.35%(4)      1.21%         1.04%         1.01%
Mid Cap Portfolio Class N..................................      27.75(4)       3.46          1.55          1.36

(6) Formerly Class A shares
(7) Effective November 25, 2002, Class B & II shares were converted into Class N shares.

                                               See Notes to Financial Statements
 48

BRAZOS MUTUAL FUNDS

Notes to Financial Statements                                  November 30, 2003

1. DESCRIPTION OF THE FUND. Brazos Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company established as a Delaware statutory trust. The Declaration of Trust, dated October 28, 1996 (as amended and restated November 12, 2002), permits the Trustees to establish separate series or "Portfolios," each of which may issue separate classes of shares. The authorized shares of beneficial interest of the Trust are currently divided into five Portfolios, the Brazos Small Cap Portfolio ("Small Cap Portfolio"), the Brazos Real Estate Securities Portfolio ("Real Estate Securities Portfolio"), the Brazos Micro Cap Portfolio ("Micro Cap Portfolio"), the Brazos Multi Cap Portfolio ("Multi Cap Portfolio"), and the Brazos Mid Cap Portfolio ("Mid Cap Portfolio") (each, a "Portfolio" and collectively, the "Portfolios"). The investment objective and principal strategy for each Portfolio is as follows:

SMALL CAP PORTFOLIO seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in small capitalization companies.

REAL ESTATE SECURITIES PORTFOLIO seeks to provide a balance of income and appreciation, consistent with reasonable risk to principal, by investing primarily in equity securities of companies which are principally engaged in the real estate industry.

MICRO CAP PORTFOLIO seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in micro capitalization companies.

MULTI CAP PORTFOLIO seeks to provide maximum capital growth, consistent with reasonable risk to principal, by investing primarily in equity securities. Effective as of January 26, 2004, the name of the Multi Cap Portfolio was changed to the Growth Portfolio.

MID CAP PORTFOLIO seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in mid capitalization companies.

The Portfolios each have four classes of shares, with the exception of the Mid Cap Portfolio, which only offers Class N (formerly Class A) and Class Y shares. The cost structure for each class is as follows:

Class N (formerly
Class A) shares -    Offered at net asset value per share. Prior to November 25,
                     2002, the former Class A shares were offered at a net asset value per share plus an initial sales charge and/or a contingent deferred sales charge ("CDSC"). This initial sales charge does not apply to new sales of Class N shares on or after November 25, 2002. Certain Class N shares originally purchased as Class A shares, or Class B or Class
                     II shares of the Mid Cap Portfolio, may still be subject to a CDSC.

Class B shares -     Offered at net asset value per share without an initial
                     sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class N shares on the first business day of the month after

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2003

                     eight years from the issuance of such shares and at such time will be subject to the lower distribution fee applicable to Class N shares. Effective August 20, 2002, Class B shares of the Small Cap Portfolio, Real Estate Securities Portfolio, Micro Cap Portfolio and the Multi Cap Portfolio were closed to all new purchases except through dividend reinvestment.

Class II shares -    Offered at net asset value per share plus an initial sales charge. Certain redemptions made within the first 18 months of the date of purchase are subject to a contingent deferred sales charge. Effective August 20, 2002, Class II shares of the Small Cap Portfolio, Real Estate Securities
                     Portfolio, Micro Cap Portfolio and the Multi Cap Portfolio were closed to all new purchases except through dividend reinvestment.

Class Y shares -     Offered at net asset value per share exclusively for
                     institutional investors.

Each share of a particular class within each portfolio bears the same voting, dividend, liquidation and other rights and conditions. Class N, Class B and Class II shares each make distribution and account maintenance and service fee payments under the distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act, except that Class B and Class II shares are subject to higher distribution fee rates.

Effective November 25, 2002, all outstanding Class A shares were redesignated as "Class N" shares and the front-end and contingent deferred sales loads were eliminated for all new sales of Class N shares.

Effective November 25, 2002, all outstanding Class B and Class II shares of the Mid Cap Portfolio were redesignated as "Class N" shares and the contingent deferred sales loads were eliminated for all new sales of Class N shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

Security Valuation. Each Portfolio's securities, except short-term investments with remaining maturities of 60 days or less, use the last quoted trading price or official closing price as market value. For non-Nasdaq listed securities, the Portfolios use the same price quoted by the exchange on which the security is primarily traded. For Nasdaq equity securities, the Portfolios use the Nasdaq official closing price. Unlisted securities and listed securities, including REITs, which have not been traded on the valuation date are valued at the average between the last price asked and the last price bid. In the event such market quotations are not readily available, fair value will be used to value the Portfolios. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under procedures adopted by the Board of Trustees.

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2003

Repurchase Agreements. The Portfolios may invest in one or more repurchase agreements. The Portfolios' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the purchase price. For repurchase agreements maturing in more than one year, the collateral must equal at least 102% of the purchase price. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Federal Income Taxes. Each Portfolio is treated as a separate entity and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income tax is recorded.

The Portfolios may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Portfolios intend to distribute their net investment income and capital gains as necessary to avoid this excise tax.

Investment Income and Expenses. Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all portfolios are allocated among the Portfolios based upon their relative net asset values or other appropriate allocation methods.

Distributions to Shareholders. Each Portfolio will distribute annually to shareholders substantially all of its net investment income, except for the Real Estate Securities Portfolio, which will pay quarterly. Capital gain distributions, if any, will be paid at least annually. The character of distributions made during the year from net investment income or net realized gains might differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

The Real Estate Securities Portfolio receives a majority of its dividend income from REITs. For tax purposes, a portion of these dividends may consist of capital gains and returns of capital. Accordingly, the Portfolio's distributions to shareholders may include a portion that may be return of capital received from the REITs, as well as a return of capital attributed to distribution of other income for financial reporting purposes. Distributions determined to be returns of capital are not subject to current taxation and, for tax purposes are charged to paid in capital.

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2003

For the year ended November 30, 2003, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating losses.

                                                  Accumulated      Accumulated
                                                 Undistributed    Undistributed
                                                 Net Realized     Net Investment      Paid In
                                                   Gain/Loss       Income/Loss        Capital
                                                 -------------    --------------    -----------
Small Cap Portfolio..........................            --         $6,192,758      $(6,192,758)
Real Estate Securities Portfolio.............      $(20,462)            20,462               --
Micro Cap Portfolio..........................            --          2,719,424       (2,719,424)
Multi Cap Portfolio..........................            --            913,690         (913,690)
Mid Cap Portfolio............................            --          1,053,493       (1,053,493)

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Other. Investment security transactions are accounted for on a trade date basis. Each Portfolio uses the specific identification method for determining realized gain and loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

3. INVESTMENT SECURITIES. The aggregate purchases and sales of long-term securities for the year ended November 30, 2003 were as follows:

                                                         Purchases           Sales
                                                       --------------    --------------
Small Cap Portfolio................................    $1,090,659,015    $1,178,321,513
Real Estate Securities Portfolio...................       149,831,616       261,126,798
Micro Cap Portfolio................................       296,959,699       328,452,079
Multi Cap Portfolio................................       162,790,370       207,393,483
Mid Cap Portfolio..................................       225,693,891       212,810,502

4. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Trust, on behalf of each Portfolio, employs John McStay Investment Counsel L.P (the "Adviser"), an investment counseling firm founded in 1983, to furnish investment advisory and other services to the Trust and each Portfolio. On April 19, 1999 the Adviser became an indirect majority owned subsidiary of the American International Group. Under Investment Advisory Agreements with the Trust, the Adviser manages the investment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Trust's Board of Trustees. For its services under the Advisory Agreements, the Portfolios' pay the

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2003

Adviser a monthly fee at the annual rate of 0.90%, 0.90%, 1.20%, 0.75% and 0.75% of the average daily net assets of the Small Cap Portfolio, Real Estate Securities Portfolio, Micro Cap Portfolio, Multi Cap Portfolio and Mid Cap Portfolio, respectively. Effective as of January 26, 2004, the Real Estate Securities Portfolio pays the Advisor a monthly fee at an annual rate of 0.40% of the average daily net assets.

For the year ended November 30, 2003, the Adviser reimbursed certain operating expenses on the Small Cap Portfolio, Real Estate Securities Portfolio, Micro Cap Portfolio, Multi Cap Portfolio, and Mid Cap Portfolio in the amounts of $0, $81,044, $47,198, $38,451 and $1,706, respectively.

Effective October 1, 2002 the Fund, on behalf of each Portfolio, entered into an Administration Agreement with U.S. Bancorp Fund Services, LLC ("USBFS"). The administrator prior to October 1, 2002 was SunAmerica Asset Management Corp. ("SAAMCo"), an indirect wholly owned subsidiary of American International Group and an affiliate of the Adviser. USBFS receives an annual fee based upon average daily net assets of each Portfolio as follows:

     .08% on the first $200 million
     .07% on the next $500 million
     .05% on the balance
     Minimum annual fee: $35,000 per Portfolio
     Multiple class administration: $12,000 per year per class for B and II

Effective November 25, 2002, the Trust, on behalf of each Portfolio, entered into a Distribution Agreement with Quasar Distributors, LLC ("Quasar"), an affiliate of the Administrator. Prior to November 25, 2002, SunAmerica Capital Services, Inc. ("SACS", an affiliate of SAAMCo and the Adviser) was the distributor for the Trust. A Distribution Plan for each class of shares of a Portfolio has been adopted in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of Class N, Class B and Class II have adopted Distribution Plans hereinafter referred to as the "Class N Plan", "Class B Plan", and "Class II Plan". In adopting the Distribution Plans, the Trustees determined that there was a reasonable likelihood that each Plan would benefit the Portfolio and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class N Plan, Class B Plan, and Class II Plan, the Distributor receives payments from a Portfolio at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Portfolio's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2003

in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance.

Effective November 25, 2002, the Trust, on behalf of each Portfolio, entered into a Transfer Agent Servicing Agreement with USBFS. Prior to November 25, 2002, the Trust had a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS", an affiliate of SAAMCo and the Adviser).

On March 6, 2002, the Real Estate Securities Portfolio made an in-kind redemption to one of its shareholders. The total value of the redemption was $18,965,754, of which amount $1,250,589 was distributed in cash and $17,715,165 was transacted via an in-kind redemption of investment securities. For tax purposes, this was a tax free exchange transaction. For accounting purposes, the total realized gain or loss on the securities redeemed in-kind was $3,848,300. The amount of shares of each investment security was determined on a pro-rata basis and the securities were valued in the same manner as used for computing the Portfolio's net asset value.

5. TRUST SHARES. At November 30, 2003, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each Portfolio.

                                                        Small Cap Portfolio
                         ----------------------------------------------------------------------------------
                                                  Class Y                                   Class N
                         ---------------------------------------------------------   ----------------------
                                   For the                       For the                    For the
                                 year ended                    year ended                  year ended
                              November 30, 2003             November 30, 2002          November 30, 2003
                         ---------------------------   ---------------------------   ----------------------
                           Shares         Amount         Shares         Amount        Shares      Amount
                         -----------   -------------   -----------   -------------   --------   -----------
Shares sold............   12,854,629   $ 184,585,799    19,736,718   $ 322,231,310    876,487   $12,519,399
Reinvested dividends...           --              --            --              --         --            --
Shares redeemed........  (20,790,190)   (289,565,118)  (13,151,699)   (201,461,980)  (417,389)   (5,939,429)
                         -----------   -------------   -----------   -------------   --------   -----------
Net increase
 (decrease)............   (7,935,561)  $(104,979,319)    6,585,019   $ 120,769,330    459,098   $ 6,579,970
                         ===========   =============   ===========   =============   ========   ===========

                            Small Cap Portfolio
                         -------------------------
                                  Class N
                         -------------------------
                                  For the
                                year ended
                             November 30, 2002
                         -------------------------
                           Shares        Amount
                         ----------   ------------
Shares sold............   1,179,576   $ 19,625,603
Reinvested dividends...          --             --
Shares redeemed........  (3,536,680)   (60,440,252)
                         ----------   ------------
Net increase
 (decrease)............  (2,357,104)  $(40,814,649)
                         ==========   ============

                                                        Small Cap Portfolio
                         ----------------------------------------------------------------------------------
                                                  Class B                                   Class II
                         ---------------------------------------------------------   ----------------------
                                   For the                       For the                    For the
                                 year ended                    year ended                  year ended
                              November 30, 2003             November 30, 2002          November 30, 2003
                         ---------------------------   ---------------------------   ----------------------
                           Shares         Amount         Shares         Amount        Shares      Amount
                         -----------   -------------   -----------   -------------   --------   -----------
Shares sold............          713   $       8,927       126,634   $   2,162,659         --   $        --
Reinvested dividends...           --              --            --              --         --            --
Shares redeemed........      (76,332)       (990,961)     (142,603)     (1,878,811)  (117,538)   (1,545,945)
                         -----------   -------------   -----------   -------------   --------   -----------
Net increase
 (decrease)............      (75,619)  $    (982,034)      (15,969)  $     283,848   (117,538)  $(1,545,945)
                         ===========   =============   ===========   =============   ========   ===========

                            Small Cap Portfolio
                         -------------------------
                                 Class II
                         -------------------------
                                  For the
                                year ended
                             November 30, 2002
                         -------------------------
                           Shares        Amount
                         ----------   ------------
Shares sold............     252,228   $  4,367,503
Reinvested dividends...          --             --
Shares redeemed........    (293,052)    (3,901,928)
                         ----------   ------------
Net increase
 (decrease)............     (40,824)  $    465,575
                         ==========   ============

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2003

                                     Real Estate Securities Portfolio
                         ---------------------------------------------------------
                                                  Class Y
                         ---------------------------------------------------------
                                   For the                       For the
                                 year ended                    year ended
                              November 30, 2003             November 30, 2002
                         ---------------------------   ---------------------------
                           Shares         Amount         Shares         Amount
                         -----------   -------------   -----------   -------------
Shares sold............    4,112,950   $  42,406,685     4,948,576   $  53,373,390
Reinvested dividends...    1,510,772      14,702,494       477,164       5,168,712
Shares redeemed........  (14,665,775)   (159,733,782)   (6,271,647)    (66,729,380)
In-kind redemption
 (footnote 4)..........           --              --    (1,719,470)    (18,965,754)
                         -----------   -------------   -----------   -------------
Net increase
 (decrease)............   (9,042,053)  $(102,624,603)   (2,565,377)  $ (27,153,032)
                         ===========   =============   ===========   =============

                                  Real Estate Securities Portfolio
                         --------------------------------------------------
                                              Class N
                         --------------------------------------------------
                                For the                    For the
                               year ended                year ended
                           November 30, 2003          November 30, 2002
                         ----------------------   -------------------------
                          Shares      Amount        Shares        Amount
                         --------   -----------   ----------   ------------
Shares sold............     7,536   $    77,256      462,402   $  5,005,402
Reinvested dividends...    36,405       355,492        9,401        106,570
Shares redeemed........  (112,889)   (1,161,628)    (360,922)    (3,838,900)
In-kind redemption
 (footnote 4)..........        --            --           --             --
                         --------   -----------   ----------   ------------
Net increase
 (decrease)............   (68,948)  $  (728,880)     110,881   $  1,273,072
                         ========   ===========   ==========   ============

                                     Real Estate Securities Portfolio
                         ---------------------------------------------------------
                                                  Class B
                         ---------------------------------------------------------
                                   For the                       For the
                                 year ended                    year ended
                              November 30, 2003             November 30, 2002
                         ---------------------------   ---------------------------
                           Shares         Amount         Shares         Amount
                         -----------   -------------   -----------   -------------
Shares sold............        3,617   $      34,811       347,519   $   3,841,332
Reinvested dividends...       27,622         268,461         6,455          69,990
Shares redeemed........      (86,198)       (872,026)     (271,759)     (2,889,009)
                         -----------   -------------   -----------   -------------
Net increase
 (decrease)............      (54,959)  $    (568,754)       82,215   $   1,022,313
                         ===========   =============   ===========   =============

                                  Real Estate Securities Portfolio
                         --------------------------------------------------
                                              Class II
                         --------------------------------------------------
                                For the                    For the
                               year ended                year ended
                           November 30, 2003          November 30, 2002
                         ----------------------   -------------------------
                          Shares      Amount        Shares        Amount
                         --------   -----------   ----------   ------------
Shares sold............       545   $     5,340      362,279   $  3,984,402
Reinvested dividends...    28,360       275,436        7,875         85,401
Shares redeemed........  (100,866)   (1,025,694)    (340,142)    (3,610,348)
                         --------   -----------   ----------   ------------
Net increase
 (decrease)............   (71,961)  $  (744,918)      30,012   $    459,455
                         ========   ===========   ==========   ============

                                                        Micro Cap Portfolio
                         ----------------------------------------------------------------------------------
                                                  Class Y                                   Class N
                         ---------------------------------------------------------   ----------------------
                                   For the                       For the                    For the
                                 year ended                    year ended                  year ended
                              November 30, 2003             November 30, 2002          November 30, 2003
                         ---------------------------   ---------------------------   ----------------------
                           Shares         Amount         Shares         Amount        Shares      Amount
                         -----------   -------------   -----------   -------------   --------   -----------
Shares sold............    4,831,111   $  77,586,158     6,135,677   $ 103,832,228    260,802   $ 4,201,754
Reinvested dividends...           --              --            --              --         --            --
Shares redeemed........   (8,142,596)   (123,226,953)   (5,620,297)    (83,256,660)  (337,830)   (4,672,715)
                         -----------   -------------   -----------   -------------   --------   -----------
Net increase
 (decrease)............   (3,311,485)  $ (45,640,795)      515,380   $  20,575,568    (77,028)  $  (470,961)
                         ===========   =============   ===========   =============   ========   ===========

                            Micro Cap Portfolio
                         -------------------------
                                  Class N
                         -------------------------
                                  For the
                                year ended
                             November 30, 2002
                         -------------------------
                           Shares        Amount
                         ----------   ------------
Shares sold............     171,694   $  2,863,668
Reinvested dividends...          --             --
Shares redeemed........    (728,164)   (10,276,155)
                         ----------   ------------
Net increase
 (decrease)............    (556,470)  $ (7,412,487)
                         ==========   ============

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2003

                                                        Micro Cap Portfolio
                         ----------------------------------------------------------------------------------
                                                  Class B                                   Class II
                         ---------------------------------------------------------   ----------------------
                                   For the                       For the                    For the
                                 year ended                    year ended                  year ended
                              November 30, 2003             November 30, 2002          November 30, 2003
                         ---------------------------   ---------------------------   ----------------------
                           Shares         Amount         Shares         Amount        Shares      Amount
                         -----------   -------------   -----------   -------------   --------   -----------
Shares sold............           --   $          --        88,140   $   1,546,646         25   $       297
Reinvested dividends...           --              --            --              --         --            --
Shares redeemed........      (86,302)     (1,094,363)     (421,943)     (5,824,476)  (142,908)   (1,758,693)
                         -----------   -------------   -----------   -------------   --------   -----------
Net decrease...........      (86,302)  $  (1,094,363)     (333,803)  $  (4,277,830)  (142,883)  $(1,758,396)
                         ===========   =============   ===========   =============   ========   ===========

                            Micro Cap Portfolio
                         -------------------------
                                 Class II
                         -------------------------
                                  For the
                                year ended
                             November 30, 2002
                         -------------------------
                           Shares        Amount
                         ----------   ------------
Shares sold............     114,284   $  1,964,677
Reinvested dividends...          --             --
Shares redeemed........    (533,244)    (7,586,838)
                         ----------   ------------
Net decrease...........    (418,960)  $ (5,622,161)
                         ==========   ============

                                                        Multi Cap Portfolio
                         ----------------------------------------------------------------------------------
                                                  Class Y                                   Class N
                         ---------------------------------------------------------   ----------------------
                                   For the                       For the                    For the
                                 year ended                    year ended                  year ended
                              November 30, 2003             November 30, 2002          November 30, 2003
                         ---------------------------   ---------------------------   ----------------------
                           Shares         Amount         Shares         Amount        Shares      Amount
                         -----------   -------------   -----------   -------------   --------   -----------
Shares sold............    1,375,796   $  15,337,213     3,961,362   $  57,494,595     16,000   $   169,431
Reinvested dividends...           --              --            --              --         --            --
Shares redeemed........   (5,220,197)    (61,066,733)   (1,489,694)    (19,644,430)  (212,847)   (2,370,956)
                         -----------   -------------   -----------   -------------   --------   -----------
Net increase
 (decrease)............   (3,844,401)  $ (45,729,520)    2,471,668   $  37,850,165   (196,847)  $(2,201,525)
                         ===========   =============   ===========   =============   ========   ===========

                            Multi Cap Portfolio
                         -------------------------
                                  Class N
                         -------------------------
                                  For the
                                year ended
                             November 30, 2002
                         -------------------------
                           Shares        Amount
                         ----------   ------------
Shares sold............   1,619,981   $ 24,246,901
Reinvested dividends...          --             --
Shares redeemed........    (773,479)    (9,790,591)
                         ----------   ------------
Net increase
 (decrease)............     846,502   $ 14,456,310
                         ==========   ============

                                                        Multi Cap Portfolio
                         ----------------------------------------------------------------------------------
                                                  Class B                                   Class II
                         ---------------------------------------------------------   ----------------------
                                   For the                       For the                    For the
                                 year ended                    year ended                  year ended
                              November 30, 2003             November 30, 2002          November 30, 2003
                         ---------------------------   ---------------------------   ----------------------
                           Shares         Amount         Shares         Amount        Shares      Amount
                         -----------   -------------   -----------   -------------   --------   -----------
Shares sold............           76   $         844       410,973   $   6,138,930         --   $        --
Reinvested dividends...           --              --            --              --         --            --
Shares redeemed........     (154,417)     (1,709,674)     (310,403)     (3,606,019)  (198,607)   (2,202,832)
                         -----------   -------------   -----------   -------------   --------   -----------
Net increase
 (decrease)............     (154,341)  $  (1,708,830)      100,570   $   2,532,911   (198,607)  $(2,202,832)
                         ===========   =============   ===========   =============   ========   ===========

                            Multi Cap Portfolio
                         -------------------------
                                 Class II
                         -------------------------
                                  For the
                                year ended
                             November 30, 2002
                         -------------------------
                           Shares        Amount
                         ----------   ------------
Shares sold............     470,572   $  7,000,928
Reinvested dividends...          --             --
Shares redeemed........    (488,259)    (5,787,166)
                         ----------   ------------
Net increase
 (decrease)............     (17,687)  $  1,213,762
                         ==========   ============

                                                         Mid Cap Portfolio
                         ----------------------------------------------------------------------------------
                                                  Class Y                                   Class N
                         ---------------------------------------------------------   ----------------------
                                   For the                       For the                    For the
                                 year ended                    year ended                  year ended
                              November 30, 2003             November 30, 2002          November 30, 2003
                         ---------------------------   ---------------------------   ----------------------
                           Shares         Amount         Shares         Amount        Shares      Amount
                         -----------   -------------   -----------   -------------   --------   -----------
Shares sold............    5,081,700   $  45,558,421     6,925,916   $  70,142,438      1,731   $    15,357
Reinvested dividends...           --              --            --              --         --            --
Shares redeemed........   (3,774,899)    (34,417,797)   (2,332,871)    (23,019,783)  (231,131)   (1,979,602)
                         -----------   -------------   -----------   -------------   --------   -----------
Net increase
 (decrease)............    1,306,801   $  11,140,624     4,593,045   $  47,122,655   (229,400)  $(1,964,245)
                         ===========   =============   ===========   =============   ========   ===========

                             Mid Cap Portfolio
                         -------------------------
                                  Class N
                         -------------------------
                                  For the
                                year ended
                             November 30, 2002
                         -------------------------
                           Shares        Amount
                         ----------   ------------
Shares sold............   3,928,569   $ 41,765,469
Reinvested dividends...          --             --
Shares redeemed........    (858,867)    (8,163,797)
                         ----------   ------------
Net increase
 (decrease)............   3,069,702   $ 33,601,672
                         ==========   ============

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2003

                                             Mid Cap Portfolio
                         ---------------------------------------------------------
                                   Class B                      Class II
                         ---------------------------   ---------------------------
                                   For the                       For the
                                 year ended                    year ended
                              November 30, 2002             November 30, 2002
                         ---------------------------   ---------------------------
                           Shares         Amount         Shares         Amount
                         -----------   -------------   -----------   -------------
Shares sold............       94,383   $   1,000,270       131,387   $   1,368,190
Reinvested dividends...           --              --            --              --
Shares redeemed........     (198,327)     (1,687,081)     (232,977)     (1,991,998)
                         -----------   -------------   -----------   -------------
Net decrease...........     (103,944)  $    (686,811)     (101,590)  $    (623,808)
                         ===========   =============   ===========   =============


Shares sold............
Reinvested dividends...
Shares redeemed........
Net decrease...........

6. INCOME TAX INFORMATION. At November 30, 2003, the investment cost and gross unrealized appreciation and deprecation on investments for tax purposes were as follows:

                                                                                              Net
                                         Federal Tax      Unrealized      Unrealized       Unrealized
                                             Cost        Appreciation    Depreciation     Appreciation
                                         ------------    ------------    ------------    --------------
Small Cap Portfolio..................    $694,943,502    $152,627,884    $13,297,937      $139,329,947
Real Estate Securities Portfolio.....      73,394,184       6,239,149        880,907         5,358,242
Micro Cap Portfolio..................     189,757,285      61,678,225      2,301,073        59,377,152
Multi Cap Portfolio..................      68,941,021      15,259,080        757,233        14,501,847
Mid Cap Portfolio....................     131,511,644      27,399,652      1,400,646        25,999,006

At November 30, 2003, undistributed ordinary income and long-term capital gains for federal tax purposes were as follows:

                                                                Undistributed    Undistributed
                                                                  Ordinary         Long-Term
                                                                   Income        Capital Gains
                                                                -------------    -------------
Small Cap Portfolio.........................................     $        --      $        --
Real Estate Securities Portfolio............................      11,617,831*      11,647,041
Micro Cap Portfolio.........................................              --               --
Multi Cap Portfolio.........................................              --               --
Mid Cap Portfolio...........................................              --               --

*   Amount includes ordinary income and short-term capital gains.

The following net realized capital loss carryforwards at November 30, 2003, may be utilized to offset future capital gains:

                                              Capital Loss    Expiration    Capital Loss    Expiration
                                              Carryforward     Through      Carryforward     Through
                                              ------------    ----------    ------------    ----------
Small Cap Portfolio.......................    $140,718,425     11/30/10
Micro Cap Portfolio.......................      57,722,936     11/30/10
Multi Cap Portfolio.......................       4,922,930     11/30/09     $38,009,897      11/30/10
Mid Cap Portfolio.........................       1,977,483     11/30/09      21,355,800      11/30/10

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2003

During the year ended November 30, 2003 the Portfolios paid the following dividends:

                                                                 Ordinary
                                                                  Income      Net Long-Term
                                                                Dividends     Capital Gains
                                                                ----------    -------------
Small Cap Portfolio.........................................    $       --     $        --
Real Estate Securities Portfolio............................     4,093,358      12,827,754
Micro Cap Portfolio.........................................            --              --
Multi Cap Portfolio.........................................            --              --
Mid Cap Portfolio...........................................            --              --

During the year ended November 30, 2002 the Portfolios paid the following dividends:

                                                                 Ordinary
                                                                  Income      Net Long-Term
                                                                Dividends     Capital Gains
                                                                ----------    -------------
Small Cap Portfolio.........................................    $       --        $  --
Real Estate Securities Portfolio............................     6,773,676           --
Micro Cap Portfolio.........................................            --           --
Multi Cap Portfolio.........................................            --           --
Mid Cap Portfolio...........................................            --           --

7. INVESTMENT CONCENTRATION. Because the Real Estate Securities Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Portfolio may also be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free, pass-through of income under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") or its failure to maintain exemption from registration under the 1940 Act.

8. SUBSEQUENT EVENTS. Effective on January 26, 2004, the name of the Multi Cap Portfolio has been changed to the Growth Portfolio. The name change has no effect on the operations of the Portfolio.

On January 14, 2004 the Board of Trustees (the "Board") of the Trust has approved a recommendation by the Adviser to operate the Real Estate Securities Portfolio as an index fund. In this connection, the Board also has approved AIG Global Investment Corp. ("AIG") to serve as subadviser for the Real Estate Securities Portfolio to manage its day-to-day investments. These changes will result in a reduction in the advisory fee rate from 0.90% to 0.40% of the Real Estate Securities Portfolio's average daily net assets. To implement these changes promptly, the Board has terminated the prior

BRAZOS MUTUAL FUNDS

Notes to Financial Statements - (continued)                    November 30, 2003

investment advisory agreement between the Real Estate Securities Portfolio and the Adviser and approved a new interim investment advisory agreement with the Adviser and an interim investment subadvisory agreement between the Adviser and AIG, (collectively referred to as the "Interim Agreements"). These Interim Agreements, which are effective on January 26, 2004, were approved in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended. Permanent advisory agreements will be submitted to Portfolio shareholders for approval in March 2004.

BRAZOS MUTUAL FUNDS

Report of Independent Auditors

To the Board of Trustees and Shareholders of Brazos Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Cap Portfolio, Real Estate Securities Portfolio, Micro Cap Portfolio, Multi Cap Portfolio, and Mid Cap Portfolio (constituting the Brazos Mutual Funds, hereafter referred to as the "Funds") at November 30, 2003, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
January 21, 2004

BRAZOS MUTUAL FUNDS

Shareholder Tax Information (Unaudited)

Certain tax information regarding the Brazos Mutual Funds is required to be provided to shareholders based upon each Portfolio's income and distributions for the taxable year ended November 30, 2003. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you under a separate cover in January 2004.

For the year ended November 30, 2003, no dividends were paid from ordinary income by the Small Cap Portfolio, Micro Cap Portfolio, Multi Cap Portfolio and Mid Cap Portfolio. Additionally, due to the nature of the portfolio holdings, the Real Estate Securities Portfolio had no qualified dividends. Thus, no dividends for the Portfolios qualified for the 70% dividends received deductions for corporations.

BRAZOS MUTUAL FUNDS

Trustee Disclosure (unaudited)

     During 2003, the Trust paid each Trustee, who is not also an officer or affiliated person, an $11,000 quarterly retainer fee. In addition, each independent Trustee received a fee of $5,000 per in-person meeting and a fee of $1,500 per telephonic meeting, and reimbursement for travel and other expenses incurred while attending Board meetings. The fees are aggregated for all the Trustees and allocated proportionately among the Portfolios of the Trust. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Trust's officers receive no remuneration from the Trust for their services. For the fiscal year ended November 30, 2003, the Trust paid the Trustees an aggregate amount of $196,500 in fees, or $65,500 per Trustee. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-426-9157.

                       TRUSTEES AND OFFICERS OF THE TRUST

                                                                                  Number of
                                                                                Portfolios in
                                                                                    Fund                Other
                                            Length                                 Complex          Directorships
Name, Address           Position(s) Held   of Time    Principal Occupation(s)    Overseen by           Held by
and Date of Birth          with Trust       Served      During Past 5 Years      Trustee(1)           Trustee(2)
-----------------       ----------------   -------    -----------------------   -------------       -------------
INDEPENDENT TRUSTEES
George W. Gau           Trustee           Since 1999  Dean, McCombs School of      5                None
(6/6/47)                                              Business, since 2002,
8009 Long                                             Professor of Finance and
Canyon Drive                                          George S. Watson
Austin, Texas 78730                                   Centennial Professor in
                                                      Real Estate, since 1988,
                                                      and J. Ludwig Mosle
                                                      Centennial Memorial
                                                      Professor in Investments
                                                      and Money Management,
                                                      since 1996, McCombs
                                                      School of Business,
                                                      University of Texas at
                                                      Austin. Chairman of the
                                                      Board, The MBA
                                                      Investment Fund, L.L.C.,
                                                      since 1994, a private
                                                      investment company
                                                      managed by business
                                                      students.

BRAZOS MUTUAL FUNDS

                                                                                  Number of
                                                                                Portfolios in
                                                                                    Fund                Other
                                            Length                                 Complex          Directorships
Name, Address           Position(s) Held   of Time    Principal Occupation(s)    Overseen by           Held by
and Date of Birth          with Trust       Served      During Past 5 Years      Trustee(1)           Trustee(2)
-----------------       ----------------   -------    -----------------------   -------------       -------------
John H. Massey          Trustee           Since 1996  Private Investor.            5            Corporate director:
(6/3/39)                                                                                        American Amicable Life
4004 Windsor Avenue                                                                             Insurance Company,
Dallas, Texas 75205                                                                             Hill Bancshares
                                                                                                Holdings, Inc., FSW
                                                                                                Holdings, Inc.,
                                                                                                Occidental Life
                                                                                                Insurance Company of
                                                                                                North Carolina,
                                                                                                Pioneer American
                                                                                                Insurance Company, and
                                                                                                Central Texas
                                                                                                Bankshares Holdings,
                                                                                                Inc.
David M. Reichert       Trustee           Since 1996  Private Investor.            5            None
(6/18/39)
7415 Stonecrest Drive
Dallas, Texas 75254
INTERESTED TRUSTEE
Wayne G. Willems        Chairman of the   Since 2003  Managing Partner of John     5            None
(8/30/47)               Board,                        McStay Investment
                        President, Chief              Counsel, L.P., since
                        Financial                     2001, Managing Director
                        Officer and                   and Portfolio Manager of
                        Treasurer                     John McStay Investment
                                                      Counsel, L.P., since
                                                      1983.
OFFICER
Patti Almanza           Vice President    Since 2002  Compliance Officer, John    N/A              N/A
(4/16/63)               and Compliance                McStay Investment
                        Officer                       Counsel, L.P., since
                                                      1991.

------------------
(1) The "Fund Complex" consists of all registered investment companies for which the Adviser serves as investment adviser, which currently consists of the Trust (5 portfolios).
(2) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

Proxy Voting. A description of the Trust's proxy voting policies and procedures relating to the holdings of each Portfolio is available by calling 1-800-426-9157.

[BRAZOS MUTUAL FUNDS]

WWW.BRAZOSFUNDS.COM

US BANCORP FUND SERVICES, LLC
615 EAST MICHIGAN STREET, 3RD FLOOR
MILWAUKEE, WI 53202-5207

TRUSTEES

   GEORGE W. GAU
   JOHN H. MASSEY
   DAVID M. REICHERT
   WAYNE G. WILLEMS

OFFICERS

   WAYNE G. WILLEMS
   Chairman of the Board,
   President, Chief Financial Officer
   and Treasurer

   PATTI ALMANZA
   Vice President, Secretary and
   Chief Compliance Officer

ADMINISTRATOR

   U.S. BANCORP FUND SERVICES, LLC
   615 EAST MICHIGAN STREET, 3RD FLOOR
   MILWAUKEE, WI 53202-5207

CUSTODIAN  &
TRANSFER  AGENT

   U.S. BANK, N.A.
   625 WALNUT STREET
   CINCINNATI, OH 45202

COUNSEL

   KIRKPATRICK & LOCKHART LLP
   1800 MASSACHUSETTS AVENUE, NW
   WASHINGTON, DC 20036

AUDITORS

   PRICEWATERHOUSECOOPERS LLP
   100 EAST WISCONSIN AVENUE
   MILWAUKEE, WI 53202

DISTRIBUTOR

   QUASAR DISTRIBUTORS, LLC
   615 EAST MICHIGAN STREET
   MILWAUKEE, WI 53202-5207

       When used as sales literature, this report must be accompanied or preceded by the Fund's current prospectus. Distributed 01/04.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the covered period. The Registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. The Registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the Registrant at 1-800-426-9157.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees has determined that John H. Massey is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Massey is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

This disclosure requirement is not yet effective with respect to the Registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended (the "Act")), the principal executive officer and principal financial officer of the Registrant has concluded that such disclosure controls and procedures are effective as of January 29, 2004.

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second half of its fiscal year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

(b) The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               BRAZOS MUTUAL FUNDS

Date:  January 29, 2004

                                               /s/ Wayne G. Willems
                                               --------------------
                                               Wayne G. Willems, President and
                                               Principal Executive Officer

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:  January 29, 2004

                                               /s/ Wayne G. Willems
                                               --------------------
                                               Wayne G. Willems, President and
                                               Principal Executive Officer

Date:  January 29, 2004

                                               /s/ Wayne G. Willems
                                               --------------------
                                               Wayne G. Willems, Chief Financial
                                               Officer and Treasurer